UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Applied DNA Sciences, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

APPLIED DNA SCIENCES, INC.
50 HEALTH SCIENCES DRIVE
STONY BROOK, NEW YORK 11790
(631) 240-8800
April 15, 2025
Dear Fellow Stockholder:
You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Applied DNA Sciences, Inc. (“Applied DNA Sciences,” the “Company,” “we” or “us”) to be held at 11:00 a.m., Eastern Time, on Thursday, May 22, 2025.
We are very pleased that this year’s Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. The Annual Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/APDN2025. You will also be able to vote your shares electronically at the annual meeting.
We are pleased to use the latest technology to increase access, to improve communication and to obtain cost savings for our stockholders and the Company. Use of a virtual meeting will enable increased stockholder attendance and participation as stockholders can participate from any location.
At the Annual Meeting, you will be asked to (i) elect six directors; (ii) ratify our appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2025; (iii) grant the Board of Directors the discretionary authority for 12 months to amend the Company’s certificate of incorporation, as amended, to authorize a reverse stock split of common stock, at a ratio in the range from one-for-five to one-for-fifty, with such specific ratio to be determined by the Company’s Board of Directors following the Annual Meeting; (iv) approve, in accordance with Nasdaq Listing Rule 5635(d), the exercisability of certain common stock purchase warrants, and the issuance of the common stock underlying such warrants, which warrants were issued in connection with an offering of securities of the Company that occurred on October 30, 2024; (v) approve an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of authorized shares of common stock reserved for issuance by 3 million shares; (vi) approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers; and (vii) approve, on a non-binding advisory basis, the frequency of the stockholder vote on the compensation of the Company’s named executive officers. In addition, we will be pleased to report on our affairs and a discussion period will be provided for questions and comments of general interest to stockholders. Detailed information with respect to these matters is set forth in the accompanying Proxy Statement, which we encourage you to carefully read in its entirety.
We look forward to greeting personally those stockholders who are able to attend the meeting online. However, whether or not you plan to join us at the meeting, it is important that your shares be represented. Stockholders of record at the close of business on April 3, 2025 are entitled to notice of and to vote at the meeting. Such stockholders are urged to promptly submit the enclosed proxy card, even if their shares were sold after the record date.
You may vote over the Internet, as well as by telephone pursuant to instructions provided on the proxy card. Please review the instructions for each of your voting options described in the Proxy Statement.
Thank you for your ongoing support of Applied DNA Sciences.
Very truly yours,
/s/ James A. Hayward

James A. Hayward
Chairman and Chief Executive Officer

APPLIED DNA SCIENCES, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Notice is hereby given that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Applied DNA Sciences, Inc. (“Applied DNA Sciences” or the “Company”), will be held virtually at www.virtualshareholdermeeting.com/APDN2025 on Thursday, May 22, 2025 at 11:00 a.m., Eastern Time, for the following purposes:
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to elect six directors, constituting the entire board of directors of the Company (the “Board of Directors” or “Board”), to serve until the Company’s next annual meeting of stockholders, or until their respective successors are duly elected and qualified;

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to ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2025;

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to grant the Board of Directors discretionary authority for 12 months to amend the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”), to authorize a reverse stock split of common stock, at a ratio in the range from one-for-five to one-for-fifty, with such specific ratio to be determined by the Company’s Board of Directors following the Annual Meeting (the “Reverse Split Proposal”);

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to approve, in accordance with Nasdaq Listing Rule 5635(d), the exercisability of certain common stock purchase warrants, and the issuance of the common stock underlying such warrants, which warrants were issued in connection with an offering of securities of the Company that occurred on October 30, 2024 (the “Warrant Exercise Proposal”);

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to approve an amendment to the Company’s 2020 Equity Incentive Plan (the “Plan Amendment”) to increase the number of authorized shares of common stock reserved for issuance by 3 million shares (the “Plan Amendment Proposal”);

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to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers (the “Say on Pay Proposal”);

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to approve, on a non-binding advisory basis, the frequency of the stockholder vote on the compensation of the Company’s named executive officers (the “Say on Frequency Proposal”); and

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to consider and act upon such other matters as may properly come before the meeting or any postponement or adjournment of the meeting.

These matters are more fully described in the accompanying Proxy Statement.
Only stockholders of record at the close of business on April 3, 2025 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. The Annual Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. Stockholders will have the ability to attend, vote and submit questions before and during the virtual meeting from any location via the Internet at www.virtualshareholdermeeting.com/APDN2025.
A complete list of these stockholders will be available in electronic form at the Annual Meeting and will be accessible for ten days prior to the Annual Meeting. All stockholders are cordially invited to virtually attend the Annual Meeting.
Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible by Internet, telephone or mail. For specific instructions on how to vote your shares, please refer to the section entitled “About the Annual Meeting” beginning on page 1 of the Proxy Statement or your enclosed proxy card. Please note that shares held beneficially in street name may be voted by you in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee, or other nominee that holds your shares giving you the right to vote the shares.

Very truly yours,
/s/ James A. Hayward

James A. Hayward
Chairman and Chief Executive Officer
Stony Brook, New York
April 15, 2025
This Notice of Annual Meeting and the enclosed Proxy Statement and proxy card are first being mailed on or about April 15, 2025 to stockholders entitled to notice of and to vote at the Annual Meeting.
Important Notice Regarding the Availability of Proxy
Materials for the Annual Meeting of Stockholders
To Be Held on May 22, 2025
The Proxy Statement, along with our 2024 Annual Report is available free of charge at the following website: www.proxyvote.com.

PROXY STATEMENT	1
ABOUT THE ANNUAL MEETING	1
PROPOSAL NO. 1: ELECTION OF DIRECTORS	8
PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	13
PROPOSAL NO. 3: GRANTING THE BOARD OF DIRECTORS DISCRETIONARY AUTHORITY FOR 12 MONTHS TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO AUTHORIZE A REVERSE STOCK SPLIT OF COMMON STOCK, AT A RATIO IN THE RANGE FROM ONE-FOR-FIVE TO ONE-FOR-FIFTY, WITH SUCH SPECIFIC RATIO TO BE DETERMINED BY THE COMPANY’S BOARD OF DIRECTORS FOLLOWING THE ANNUAL MEETING	16
PROPOSAL NO. 4: APPROVAL, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d), OF THE EXERCISABILITY OF CERTAIN COMMON STOCK PURCHASE WARRANTS, AND THE ISSUANCE OF THE COMMON STOCK UNDERLYING SUCH WARRANTS, WHICH WARRANTS WERE ISSUED IN CONNECTION WITH AN OFFERING OF SECURITIES OF THE COMPANY THAT OCCURRED ON OCTOBER 30, 2024	25
PROPOSAL NO. 5: APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2020 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK RESERVED FOR ISSUANCE BY THREE MILLION SHARES	28
PROPOSAL NO. 6: NON-BINDING ADVISORY APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS	36
PROPOSAL NO. 7: NON-BINDING ADVISORY APPROVAL OF THE FREQUENCY OF THE STOCKHOLDER VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS	38
MANAGEMENT AND CORPORATE GOVERNANCE	39
EXECUTIVE COMPENSATION	45
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	54
HOUSEHOLDING OF PROXY MATERIALS	57
OTHER BUSINESS	58
STOCKHOLDER PROPOSALS AND NOMINATIONS	59
ANNUAL REPORT ON FORM 10-K AND OTHER INFORMATION	60
APPENDIX A	A-1
APPENDIX B	B-1
APPENDIX C	C-1

i

APPLIED DNA SCIENCES, INC.
50 HEALTH SCIENCES DRIVE
STONY BROOK, NEW YORK 11790
PROXY STATEMENT
Our Board of Directors has delivered printed proxy materials to you by mail, in connection with the Board of Directors’ solicitation of proxies for use at the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Applied DNA Sciences, Inc. to be held online on Thursday, May 22, 2025, beginning at 11:00 a.m., Eastern Time, and at any postponements or adjournments of the Annual Meeting. As a stockholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this Proxy Statement.
Except as otherwise indicated, all share and per share information in this Proxy Statement gives effect to the reverse stock split of the Company’s outstanding common stock at a ratio of one-for-fifty shares, which was approved by our Board of Directors on March 3, 2025 and was effected as of 12:01 a.m., Eastern Time, on Friday, March 14, 2025.
ABOUT THE ANNUAL MEETING
Why did you send me this Proxy Statement?
We sent you this Proxy Statement in connection with the solicitation by the Board of Directors of the Company (referred to herein as the “Board of Directors” or the “Board”) of proxies, in the accompanying form, to be used at the Annual Meeting to be held at 11:00 a.m., Eastern Time, on May 22, 2025 and any postponements or adjournments thereof. This Proxy Statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting. This Proxy Statement is being mailed on or about April 15, 2025 to all stockholders entitled to notice of and to vote at the Annual Meeting. You can also find a copy of our Annual Report on Form 10-K, as amended, for the year ended September 30, 2024 (the “Annual Report”), which includes our financial statements for the fiscal year ended September 30, 2024 by following the instructions contained in the Notice of Annual Meeting mailed to stockholders entitled to notice of and to vote at the Annual Meeting along with this Proxy Statement on April 15, 2025.
What is the purpose of the Annual Meeting?
At our Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting accompanying this Proxy Statement, consisting of (i) the election of six directors; (ii) the ratification of the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2025; (iii) the authorization of a reverse stock split of our common stock, $0.001 par value (“Common Stock”), at a ratio in the range from one-for-five to one-for-fifty, with such specific ratio to be determined by the Company’s Board of Directors following the Annual Meeting (the “Reverse Split Proposal”); (iv) the approval, in accordance with Nasdaq Listing Rule 5635(d), of the exercisability of certain common stock purchase warrants, and the issuance of Common Stock, underlying such warrants, which warrants were issued in connection with an offering of securities of the Company that occurred on October 30, 2024 (the “Warrant Exercise Proposal”); (v) the approval of an amendment to the Company’s 2020 Equity Incentive Plan (the “Plan Amendment”) to increase the number of authorized shares of common stock reserved for issuance by three million shares (the “Plan Amendment Proposal”); (vi) the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers (the “Say on Pay Proposal”); (vii) the approval, on a non-binding advisory basis, of the frequency of the stockholder vote on the compensation of the Company’s named executive officers (the “Say on Frequency Proposal”); and (viii) such other business that may properly come before the meeting or any postponement or adjournment thereof. In addition, management will report on our performance during the fiscal year ended September 30, 2024 and more recent developments and respond to questions from stockholders. Our Board of Directors is not currently aware of any other matters which will come before the meeting.

How do proxies work and how are votes counted?
The Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the Annual Meeting in the manner you direct. You may vote for all of our director nominees or withhold your vote as to some or all of our director nominees. You may also vote for the ratification of our selection of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2025 or against such ratification. You may also vote for or against, or abstain from voting on the Reverse Split Proposal, the Warrant Exercise Proposal, the Plan Amendment Proposal and the Say on Pay Proposal. You may vote on the frequency of or abstain from voting on the Say on Frequency Proposal. If a stockholder of record does not indicate instructions with respect to one or more matters on his, her or its proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors (for more information, see “— What are the Board of Directors’ recommendations as to the proposals to be voted on?”). If a beneficial owner of shares held in street name does not provide instructions to the bank, broker, or other nominee holding those shares, please see the information below under the caption “— What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?”
Who is entitled to vote at the Annual Meeting?
Only stockholders of record at the close of business on April 3, 2025, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting, or any postponements and adjournments of the meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares you held on that date at the meeting, or any postponements or adjournments of the meeting.
On April 3, 2025, the record date for the meeting, there were 6,497,790 shares of Common Stock outstanding. Each outstanding share of Common Stock is entitled to one vote on each of the matters presented at the Annual Meeting or postponements and adjournments of the meeting.
What constitutes a quorum?
The presence at the meeting, in person or by proxy, of the holders of one-third of the outstanding shares of Common Stock as of the record date will constitute a quorum, permitting the Annual Meeting to conduct its business. As of the record date, 6,497,790 shares of Common Stock, representing the same number of votes, were outstanding. Thus, the presence of holders representing at least 2,165,930 shares will be required to establish a quorum.
If a stockholder abstains from voting as to any matter or matters, the shares held by such stockholder shall be deemed present at the Annual Meeting for purposes of determining a quorum.
What vote is required to approve each matter and how are votes counted?
Proposal No. 1: Election of Directors
The six nominees who receive the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote on the election of directors will be elected as our directors.
Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will not be counted as votes in favor of the relevant nominee or nominees and will result in the relevant nominee or nominees receiving fewer total votes. However, the number of votes cast in favor of such nominee will not be reduced by any abstention, broker non-vote or instructions to withhold authority.
Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm
The affirmative vote of a majority of the outstanding shares of our Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the approval of this proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting or a broker non-vote by a broker who elects to non-vote instead of using its voting discretion has the same legal effect as a vote “against” the matter.

Proposal No. 3: Grant of Discretionary Authority to the Board for 12 Months to Amend the Company’s Certificate of Incorporation to Effect the Reverse Split Proposal.
The votes cast for the proposal must exceed the votes cast against the proposal in order for the proposal to be approved. An abstention from voting by a stockholder present in person or represented by proxy at the meeting or a broker non-vote by a broker who elects to non-vote instead of using its voting discretion will be excluded entirely from the vote and will therefore have no effect on the outcome of the vote for this matter.
Proposal No. 4: Approval, in Accordance with Nasdaq Listing Rule 5635(d), of the Exercisability of Certain Common Stock Purchase Warrants, and the Issuance of the Common Stock Underlying such Warrants, which Warrants were Issued in Connection with an Offering of Securities of the Company that Occurred on October 30, 2024.
The affirmative vote of a majority of the outstanding shares of our Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the approval of the Warrant Exercise Proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter. A broker non- vote for which the broker does not have voting discretion will be excluded entirely from the vote and will therefore have no effect on the outcome of the vote for this matter.
Proposal No. 5: Approval of an Amendment to the Company’s 2020 Equity Incentive Plan to Increase the Number of Authorized Shares of Common Stock Reserved for Issuance by Three Million Shares.
The affirmative vote of a majority of the outstanding shares of our Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the approval of this proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter. A broker non-vote for which the broker does not have voting discretion will be excluded entirely from the vote and will therefore have no effect on the outcome of the vote for this matter.
Proposal No. 6: Approval, on a Non-binding Advisory Basis, of the Compensation of the Company’s Named Executive Officers
The affirmative vote of a majority of the outstanding shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required for the approval of this proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter. A broker non- vote for which the broker does not have voting discretion will be excluded entirely from the vote and will therefore have no effect on the outcome of the vote for this matter.
Proposal No. 7: Approval, on a Non-binding Advisory Basis, of the Frequency of the Stockholder Vote on the Compensation of the Company’s Named Executive Officers
On this proposal, a stockholder may vote to set the frequency of the say-on-pay vote to occur every year, every two years, or every three years, or the stockholder may vote to abstain. The choice among those four choices that receives the highest number of votes will be deemed the choice of the stockholders. A broker non- vote for which the broker does not have voting discretion will be excluded entirely from the vote and will therefore have no effect on the outcome of the vote for this matter.
How can I attend the Annual Meeting?
We will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/APDN2025. If you were a stockholder as of the record date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
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Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/APDN2025.

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Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/APDN2025 on the day of the Annual Meeting.

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Webcast will start on May 22, 2025, at 11:00 a.m., Eastern Time.

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You will need your 16-digit control number to enter the Annual Meeting.

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Stockholders may submit questions while attending the Annual Meeting via the Internet.

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Webcast replay of the Annual Meeting will be available until May 22, 2026.

To attend and participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card, on your proxy card, or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest”, but you will not be able to vote, ask questions or access the list of stockholders as of the record date.
Why hold a virtual meeting?
We are excited to use the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. We believe the virtual meeting format enables increased stockholder attendance and participation because stockholders can participate from any location around the world.
How do I ask questions at the virtual Annual Meeting?
During the virtual Annual Meeting, you may only submit questions in the question box provided at www.virtualshareholdermeeting.com/APDN2025. We will respond to as many inquiries at the virtual Annual Meeting as time allows.
What if during the check-in time or during the virtual Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting website log-in page.
How can I vote my shares?
Record Owners and Beneficial Owners Who Have Been Provided With a 16 Digit Control Number
If you are a record holder, meaning your shares are registered in your name and not in the name of a broker, trustee, or other nominee, or a beneficial owner who has been provided by your broker with a 16- digit control number, you may vote:
1.
Over the Internet — If you have Internet access, you may authorize the voting of your shares by accessing www.proxyvote.com and following the instructions set forth in the proxy materials. You must specify how you want your shares voted or your vote will not be completed, and you will receive an error message. Your shares will be voted according to your instructions. You can also vote during the meeting by visiting www.virtualshareholdermeeting.com/APDN2025 and having available the control number included on your proxy card or on the instructions that accompanied your proxy materials.

2.
By Telephone — If you are a registered stockholder or a beneficial owner who has been provided with a control number on the voting instruction form that accompanied your proxy materials, you may call 1-800-690-6903 in the United States (toll-free) or from foreign countries (tolls may apply) to vote by telephone. Your shares will be voted according to your instructions.

3.
By Mail — Complete and sign the attached WHITE proxy card and mail it in the enclosed postage prepaid envelope. Your shares will be voted according to your instructions. If you sign your WHITE proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors. Unsigned proxy cards will not be voted.

Beneficial Owners
As the beneficial owner, you have the right to direct your broker, trustee, or other nominee on how to vote your shares. In most cases, when your broker provides you with proxy materials, they will also provide you with a 16-digit control number, which will allow you to vote as described above or at the Annual Meeting.
If your broker has not provided you with a 16-digit control number, please contact your broker for instructions on how to vote your shares.
Stockholders who submit a proxy by Internet or telephone need not return a proxy card or any form forwarded by your broker, bank, trust or nominee. Stockholders who submit a proxy through the Internet or telephone should be aware that they may incur costs to access the Internet or telephone, such as usage charges from telephone companies or Internet service providers, and that these costs must be borne by the stockholder.
What am I voting on at the Annual Meeting?
The following proposals are scheduled for a vote at the Annual Meeting:
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Proposal No. 1: to elect six directors, constituting the entire Board of Directors, to serve until the Company’s next annual meeting of stockholders, or until their respective successors are duly elected and qualified;

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Proposal No. 2: to ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2025;

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Proposal No. 3: to grant discretionary authority to the Board of Directors for 12 months to amend the Company’s Certificate of Incorporation to effect the Reverse Split Proposal;

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Proposal No. 4: to approve, in accordance with Nasdaq Listing Rule 5635(d), the exercisability of certain common stock purchase warrants, and the issuance of the Common Stock underlying such warrants, which warrants were issued in connection with an offering of securities of the Company that occurred on October 30, 2024;

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Proposal No. 5: to approve an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of authorized shares of Common Stock reserved for issuance by three million shares;

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Proposal No. 6: to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers; and

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Proposal No. 7: to approve, on a non-binding advisory basis, the frequency of the stockholder vote on the compensation of the Company’s named executive officers.

Each of these proposals is described in further detail below.
What happens if additional matters are presented at the Annual Meeting?
Other than the items of business described in this Proxy Statement, we are not currently aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Ms. Beth Jantzen and Ms. Judith Murrah, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of the nominees is not available as a candidate for director, the persons named as proxies will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.
How does the Board of Directors recommend that I vote?
As to the proposals to be voted on at the Annual Meeting, the Board of Directors unanimously recommends that you vote:

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FOR Proposal No. 1, for the election of each of the six nominated candidates for director;

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FOR Proposal No. 2, for the ratification of the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2025;

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FOR Proposal No. 3, to grant discretionary authority to the Board of Directors for 12 months to effect the Reverse Split Proposal;

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FOR Proposal No. 4, to approve, in accordance with Nasdaq Listing Rule 5635(d), the exercisability of certain common stock purchase warrants, and the issuance of the Common Stock underlying such warrants, which warrants were issued in connection with an offering of securities of the Company that occurred on October 30, 2024;

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FOR Proposal No. 5, to approve an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of authorized shares of common stock reserved for issuance by three million shares;

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FOR Proposal No. 6, for the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers; and

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FOR Proposal No. 7, for the approval, on a non-binding advisory basis, to hold advisory votes on the compensation of the Company’s named executive officers every three years.

What if I am a stockholder of record and do not indicate voting instructions on my proxy?
If you are a stockholder of record and provide specific instructions on your proxy with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated on your proxy for one or more of the proposals to be voted on, the shares will be voted as recommended by the Board of Directors: (i) in favor of each of our director nominees; (ii) for the ratification of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2025; (iii) for the granting of discretionary authority to the Board of Directors for 12 months to effect the Reverse Split Proposal; (iv) for the approval of the Warrant Exercise Proposal, to approve, in accordance with Nasdaq Listing Rule 5635(d), the exercisability of certain common stock purchase warrants, and the issuance of the Common Stock underlying such warrants, which warrants were issued in connection with an offering of securities of the Company that occurred on October 30, 2024; (v) for the approval of an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of authorized shares of Common Stock reserved for issuance by three million; (vi) for the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers; and (vii) for the approval, on a non-binding advisory basis, to hold advisory votes on the compensation of the Company’s named executive officers every three years. If any other matters are properly presented for consideration at the meeting, the individuals named as proxy holders, Ms. Beth Jantzen and Ms. Judith Murrah, will vote the shares that they represent on those matters as recommended by the Board of Directors. If the Board of Directors does not make a recommendation, then they will vote in accordance with their best judgment.
What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?
As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker, or other nominee by the deadline provided in the materials you receive from your bank, broker, or other nominee or vote by mail, telephone or Internet according to instructions provided by your bank, broker, or other nominee. If you do not provide voting instructions to your bank, broker, or other nominee, whether your shares can be voted by such person or entity depends on the type of item being considered for vote.
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Non-Discretionary Items.   The election of directors, the Warrant Exercise Proposal, the Plan Amendment Proposal, the Say on Pay Proposal and the Say on Frequency Proposal are non- discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting authority and has not received voting instructions from the beneficial owner.

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Discretionary Items.   The ratification of the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2025 and the Reverse Split Proposal are discretionary items. Generally, brokers, banks and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion if they so choose.

We encourage you to provide instructions to your broker regarding the voting of your shares.
Can I change my vote or revoke my proxy?
If you are a stockholder of record, you may revoke your proxy by (i) entering a new vote by telephone or over the Internet up until 11:59 P.M. Eastern Time on May 21, 2025, (ii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself revoke a proxy) or (iii) entering a new vote by mail. Any written notice of revocation or subsequent proxy card must be received by the Secretary of the Company prior to the holding of the vote at the Annual Meeting at 11:00 a.m., Eastern Time, on May 22, 2025. Such written notice of revocation or subsequent proxy card should be hand delivered to the Secretary of the Company or sent to the Company’s principal executive offices at 50 Health Sciences Drive, Stony Brook, New York 11790, Attention: Corporate Secretary.
If a broker, bank, or other nominee holds your shares, you must contact them in order to find out how to change your vote.
The last proxy or vote that we receive from you will be the vote that is counted.
Who will bear the cost of soliciting votes for the Annual Meeting?
We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We have engaged Kingsdale Advisors to assist in soliciting proxies on our behalf. Kingsdale Advisors may solicit proxies personally, electronically or by telephone. We have agreed to pay Kingsdale Advisors a fee of $10,500 and to reimburse them for certain out-of-pocket disbursements and expenses. We have also agreed to indemnify Kingsdale Advisors and its employees against certain liabilities arising from or in connection with the engagement.
What is “householding” and where can I get additional copies of proxy materials?
For information about householding and how to request additional copies of proxy materials, please see the section captioned “Householding of Proxy Materials.”
Whom may I contact if I have other questions about the Annual Meeting or voting?
You may contact the Company at 50 Health Sciences Drive, Stony Brook, New York 11790, Attention: Beth Jantzen, or by telephone at 631-240-8800, or you may contact Kingsdale Advisors by telephone at 1-855-682-9644.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. Final voting results will be disclosed on a Form 8-K filed with the SEC within four business days after the Annual Meeting, which will also be available on our website.
We encourage you to vote by proxy over the Internet, by mail or telephone pursuant to instructions provided on the proxy card.

PROPOSAL NO. 1 ELECTION OF DIRECTORS
Six directors (constituting the entire Board of Directors) are to be elected at the Annual Meeting to serve until the 2025 Annual Meeting of Stockholders, or until their respective successors are elected and qualified. All of the nominees are our current directors and have been nominated for re-election by our Board of Directors. The Company intends that the proxy in the form presented will be voted, unless otherwise indicated, for the election of these nominees to serve until the 2025 Annual Meeting of Stockholders, or until their successors are elected and qualified. Our Certificate of Incorporation provides that the number of directors that constitute the whole Board of Directors shall be fixed exclusively in the manner designated in the Company’s Bylaws. The Company’s Bylaws provide that the number of directors is determined by resolution of the Board of Directors, provided that the Board of Directors shall consist of at least one member. As of the Annual Meeting, the number of directors shall be fixed at six.
Should one or more of these nominees be unable to accept nomination or election as a director, the individuals named as proxy holders, Ms. Beth Jantzen and Ms. Judith Murrah, will vote the shares that they represent for such other persons as the Board of Directors may recommend. The Board of Directors has no present knowledge that any of the nominees for director named below will be unavailable to serve.
The directors standing for re-election, together with their ages as of April 3, 2025, and certain other information, are:
Director	Age	Year First Became Director	Principal Occupation and Other Board of Directors Service During the Past Five Years
James A. Hayward, Ph.D., Sc.D.	71	2006	Dr. James A. Hayward has been our Chief Executive Officer since March 17, 2006, a director on the Board of Directors since September 28, 2005 and the Chairman of the Board of Directors since June 12, 2007. He was previously our acting Chief Executive Officer from October 5, 2005 until March 17, 2006 and our President from June 12, 2007 until December 13, 2024. He also served as Acting Chief Financial Officer from August 20, 2013 through October 13, 2013. Dr. Hayward received his Ph.D. in Molecular Biology from the State University of New York at Stony Brook (“Stony Brook”) in 1983 and an honorary Doctor of Science from the same institution in 2000. His experience with public companies began with the co-founding of one of England’s first biotechnology companies — Biocompatibles, Ltd. Following this, Dr. Hayward was at the Estee Lauder companies for five years, eventually becoming Head of Product Development. In 1990, he founded The Collaborative Group, a provider of products and services to the biotechnology, pharmaceutical and consumer-product industries based in Stony Brook, where he served as Chairman, President and Chief Executive Officer for 14 years. During this period, The Collaborative Group created several businesses, including The Collaborative BioAlliance, a contract developer and manufacturer of human protein products that was sold to Dow Chemical in 2002, and Collaborative Labs, a service provider and manufacturer of ingredients for skincare and dermatology that was sold to Engelhard (now BASF) in 2004. He is the winner of the first Helix Award from BIO and has been twice elected Entrepreneur of the Year by Inc. Magazine and the Long Island Technology Hall of Fame. He has served on the Boards of The Stony Brook Foundation, the NYS Research Foundation, and the NYS Regents Advisory Board. Dr. Hayward also serves on the advisory board of the Manufacturing and Technology Resource Consortium of Stony Brook University, and

Director	Age	Year First Became Director	Principal Occupation and Other Board of Directors Service During the Past Five Years
			on the boards of NeoMatrix Formulations, Inc. and the TNPO2 Foundation.
			Dr. Hayward’s experience and senior leadership positions in companies in the biotechnology, pharmaceutical and consumer-product industries, and specifically his qualifications and skills in the areas of general operations, financial operations and administration, as well as his role as the Company’s Chief Executive Officer, led the Board of Directors to conclude that Dr. Hayward should serve as a director of the Company.
Robert B. Catell	88	2016	Robert B. Catell has been a member of the Board of Directors since October 7, 2016. Mr. Catell serves as Chairman of the Advanced Energy Research and Technology Center at Stony Brook and Chair Emeritus of the Cristo Rey Brooklyn High School. He also serves on the board of several businesses and not-for-profit organizations, including Alternative Packaging Solutions, Colin Powell School for Civic and Global Leadership, Department of Education: Diocese of Rockville Centre, Feinstein Institute for Medical Research, Futures in Education Endowment Fund, Long Island Association, National Petroleum Council, St. Francis Hospital Foundation, and Utility Technology Solutions. Mr. Catell was formerly Chairman and CEO of KeySpan Corporation and KeySpan Energy Delivery (formerly Brooklyn Union Gas), Chairman of National Grid, U.S. and Deputy Chairman of National Grid plc, upon National Grid’s acquisition of KeySpan, and has served on numerous boards. Mr. Catell chaired the New York State Business Council from 2002 to 2003 and the Brooklyn Chamber of Commerce from 1994 to 1995.
			Mr. Catell holds both a Master’s and a Bachelor’s degree in Mechanical Engineering from City College of New York and is a registered Professional Engineer. He has attended Columbia University’s Executive Development Program, and the Advanced Management Program at the Harvard Business School.
			The Board of Directors believe that Mr. Catell’s extensive executive-level management experience, including as a director at other private and public companies and within regulated and technical industries, qualifies him to serve as one of our directors.
Joseph D. Ceccoli	62	2014	Joseph D. Ceccoli has been a member of the Board of Directors since December 3, 2014. Since 2010, Mr. Ceccoli has been the Founder, President and CEO of Biocogent, LLC (“Biocogent”), a bioscience company located at the Stony Brook Long Island High Technology Incubator. Biocogent is focused on the invention, development and commercialization of skin-active molecules and treatment products used in regulated (over-the-counter / med-care), personal care and consumer products. Prior to starting Biocogent, Mr. Ceccoli was Global Director of Operations for BASF Corporation, a global Fortune 100 company and the world’s largest global chemical company, where he was responsible for the integration, operations and growth of domestic and overseas business units from 2007 to 2008. Prior to BASF,

Director	Age	Year First Became Director	Principal Occupation and Other Board of Directors Service During the Past Five Years
			Mr. Ceccoli was a General Manager for Engelhard Corporation, a U.S.-based Fortune 500 company and chief operating officer of Long Island-based The Collaborative Group from 2004 to 2007. Mr. Ceccoli holds a Bachelor of Science (“B.S.”) degree in Biotechnology from Rochester Institute of Technology and advanced professional training in various pharmaceutical sciences, emulsion chemistry, engineering and management disciplines. He is a member of numerous professional organizations such as the American Chemical Society and the Society of Cosmetic Chemists.
			Mr. Ceccoli has authored and co-authored 16 technical papers that have appeared in peer reviewed and industry specific journals and magazines and is inventor on 16 patents.
			The Board of Directors believes that Mr. Ceccoli’s experience across the bioscience and chemical markets, including in global and U.S.-based operations and management, enriches our Board of Directors. Mr. Ceccoli’s experience as an executive officer and director of several bioscience and chemical companies and organizations led the Board of Directors to conclude that he should serve as a director of the Company.
Yacov A. Shamash	75	2006	Dr. Yacov A. Shamash has been a member of the Board of Directors since March 17, 2006. Dr. Shamash is a Professor of Electrical and Computer Engineering at Stony Brook, a position he has held since 1992. From 1992 to 2015, he was the Dean of Engineering and Applied Sciences, and from 1995 to 2004, Dr. Shamash was also the Dean of the Harriman School for Management and Policy at Stony Brook. He served as Vice President for Economic Development at Stony Brook from 2001 to 2019. He was founder of the New York State Center for Excellence in Wireless and Information Technology, and the New York State Center for Excellence in Advanced Energy Research, at Stony Brook. Dr. Shamash developed and directed the NSF Industry/University Cooperative Research Center for the Design of Analog/Digital Integrated Circuits from 1989 to 1992 and also served as Chairman of the Electrical and Computer Engineering Department at Washington State University from 1985 until 1992. Dr. Shamash serves on the board of directors of public companies Comtech Telecommunications Corp. and Keytronic Corp. He is on the boards of several not for profit organizations: the Long Island First Robotics and Listnet. Dr. Shamash holds a Ph.D. degree in Electrical Engineering from the Imperial College of Science and Technology in London, England.
			Dr. Shamash encounters leaders of businesses large and small, regional and global in their reach, on a daily basis and, as a member of our Board of Directors, Dr. Shamash brings to our Board of Directors his valuable experience gained from serving as a director at other private and public companies. The Board of Directors believes that Dr. Shamash’s technical experience and other abilities make him a valuable member of the Board of Directors.

Director	Age	Year First Became Director	Principal Occupation and Other Board of Directors Service During the Past Five Years
Sanford R. Simon	82	2006	Dr. Sanford R. Simon has been a member of the Board of Directors since March 17, 2006. Dr. Simon was a Professor of Biochemistry, Cell Biology and Pathology at Stony Brook from 1969 to January 2022. He joined the faculty at Stony Brook as an Assistant Professor in 1969 and was promoted to Associate Professor with tenure in 1975. Dr. Simon was a member of the board of directors of The Collaborative Group from 1995 to 2004. From 1967 to 1969, Dr. Simon was a Guest Investigator at Rockefeller University. Dr. Simon received a B.A. in Zoology and Chemistry from Columbia University in 1963 and, a Ph.D. in Biochemistry from Rockefeller University in 1967, and he studied as a postdoctoral fellow with Nobel Prize winner Max Perutz in Cambridge, England. He has maintained an active research laboratory studying aspects of cell invasion in cancer and inflammation, the uses of small molecules in modulating diverse cell functions, and novel strategies of drug delivery; he also teaches undergraduate, graduate, medical and dental students.
			Dr. Simon has worked in the use of large biomolecules in commercial media, and we have made use of his expertise in formulating DNA into commercial carriers for specific customers. As a member of our Board of Directors, Dr. Simon has advised us on patents, provided technical advice, and introduced us to corporate partners and customers. The Board of Directors believes that Dr. Simon’s advice makes him a valuable member of the Board of Directors.
Elizabeth Schmalz Shaheen	74	2017	Ms. Elizabeth M. Schmalz Shaheen has been a member of the Board of Directors since June 1, 2017. She has served as President of American Flavors & Fragrances LLC, a fragrance company, since 2003. Ms. Schmalz Shaheen also serves as President of her own consulting firm, Betsy Schmalz & Associates. She served as Senior Vice President of Corporate Product Development at Estée Lauder. Ms. Schmalz Shaheen’s responsibilities included overseeing product development for some of the company’s most prominent brands. Subsequently, she was Executive Vice President of Product Development at Bath and Body Works and Victoria’s Secret for The Limited. Ms. Schmalz Shaheen started her senior management career at Revlon with responsibility for new product development for brands including Borghese, Ultima II and Prestige fragrances. She is an active member of Cosmetic Executive Women. She earned a bachelor’s degree in psychology from Georgian Court University and serves on their Board of Trustees.
			Ms. Schmalz Shaheen’s track record of accomplishments as a strategist and products leader led the Board of Directors to conclude she should serve as a director of the Company.
There are no family relationships between any director, executive officer, or person nominated or chosen by us to become a director or executive officer.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our officers and directors and persons who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than 10% beneficial owners (“10% stockholders”) also are required by SEC rules to furnish us with copies of all Section 16(a) forms they file.
Based solely upon a review of such forms filed with the SEC with respect to the fiscal year ended September 30, 2024, as the case may be, and upon written representations from these reporting persons, we believe that none of our officers, directors or 10% stockholders failed to file on a timely basis, reports required by Section 16(a) during fiscal 2024.
The Board of Directors unanimously recommends a vote “FOR” the election of each of the nominees to the Board of Directors named in this Proposal No. 1.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Board of Directors has appointed CBIZ CPAs P.C. (“CBIZ,” the “principal accountant” or the “independent accountant”) as the independent registered public accounting firm to audit our consolidated financial statements as of and for the fiscal year ending September 30, 2025.
CBIZ has served as our independent registered public accounting firm since January 24, 2025. Since that date, CBIZ has also provided us certain tax and other audit-related services. Previously, Marcum LLP (“Marcum”) served as our independent registered accounting firm from June 23, 2014 until January 24, 2025. On November 1, 2024, CBIZ acquired the attest business of Marcum. On January 24, 2025, we were notified by Marcum that Marcum was declining to serve as the Company’s independent registered public accounting firm due to CBIZ’s acquisition of the attest business of Marcum. On January 24, 2025, Marcum resigned as auditors of the Company and, with the approval of the Audit Committee of the Company’s Board of Directors (the “Audit Committee”), CBIZ was engaged as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025.
The reports of Marcum regarding the Company’s financial statements for the fiscal years ended September 30, 2024 and 2023, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except for the inclusion of an explanatory paragraph as to the Company’s ability to continue as a going concern.
During the years ended September 30, 2024 and 2023, and through January 24, 2025, the date of Marcum’s resignation, there were (a) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to such disagreement in its report and (b) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).
Prior to engaging CBIZ, the Company did not consult with CBIZ regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by CBIZ on the Company’s financial statements, and CBIZ did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing, or financial reporting issue. The Company provided Marcum with a copy of the above disclosure.
The Board of Directors has directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of CBIZ are expected to be present virtually at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.
Audit and Other Fees
The following table sets forth fees billed to us by our former independent audit firm Marcum during the fiscal years ended September 30, 2024 and 2023 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services by our auditor that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees, (iii) services rendered in connection with tax compliance, tax advice and tax planning, and (iv) all other fees for services rendered.
	Fiscal year ended September 30, 2024	Fiscal year ended September 30, 2023
(i) Audit Fees	$460,204	$278,105
(ii) Audit Related Fees	—	—
(iii) Tax Fees	50,985	26,265
(iv) All Other Fees	—	—
Total Fees	511,189	$304,370

Audit Fees — Consists of fees billed for professional services rendered for the audit of our consolidated financial statements, review of the interim consolidated financial statements included in quarterly reports, and services that are normally provided by our independent auditors in connection with statutory and regulatory filings or engagements, including registration statements.
Audit Related Fees — Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees,” such as accounting consultation and audits in connection with acquisitions.
Tax Fees — Consists of fees billed for professional services for tax compliance, tax advice and tax planning.
All Other Fees — Consists of fees for products and services other than the services reported above.
The Board of Directors has considered whether the provision of non-audit services is compatible with maintaining the principal accountant’s independence and has determined that independence has been maintained.
Audit Committee Report
The Audit Committee operates under a written charter approved by the Board of Directors, which provides that its responsibilities include assisting the Board of Directors in monitoring the integrity of the Company’s financial statements, the qualifications and independence of the Company’s independent auditors, the performance of the Company’s internal audit function and independent auditors and the compliance by the Company with legal and regulatory requirements. For more information on the Audit Committee, see “Management and Corporate Governance — Board of Directors Structure and Committee Composition — Audit Committee.”
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management is responsible for the Company’s internal controls, financial reporting process, and compliance with laws and regulations and ethical business standards. Marcum was responsible for performing an independent audit of the Company’s consolidated financial statements for the fiscal year ending September 30, 2024 in accordance with the standards of the Public Company Accounting Oversight Board of Directors (United States) (the “PCAOB”). The Audit Committee’s main responsibility is to monitor and oversee this process.
The Audit Committee reviewed and discussed our audited consolidated financial statements as of and for the fiscal year ended September 30, 2024 with management. The Audit Committee discussed with Marcum the matters required to be discussed by PCAOB Auditing Standard No. 16. The Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.
The Audit Committee considered any fees paid to Marcum for the provision of non-audit related services and does not believe that these fees compromised Marcum’s independence in performing the audit.
Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that such audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024 for filing with the SEC.
THE AUDIT COMMITTEE
Yacov Shamash (Chairperson)
Joseph Ceccoli
Robert B. Catell
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors
The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre- approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to our Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.
The Board of Directors deems Proposal No. 2 “Ratification of Appointment of Independent Registered Accounting Firm” to be in the Company and its stockholders’ best interests and unanimously recommends a vote “FOR” approval thereof.

PROPOSAL NO. 3
GRANTING THE BOARD OF DIRECTORS DISCRETIONARY AUTHORITY FOR 12 MONTHS TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO AUTHORIZE A REVERSE STOCK SPLIT OF COMMON STOCK, AT A RATIO IN THE RANGE FROM ONE-FOR-FIVE TO ONE- FOR-FIFTY, WITH SUCH SPECIFIC RATIO TO BE DETERMINED BY THE COMPANY’S BOARD OF DIRECTORS FOLLOWING THE ANNUAL MEETING
Introduction
At the Annual Meeting, stockholders will be asked to grant the Board of Directors discretionary authority to the Board of Directors for 12 months to amend the Company’s Certificate of Incorporation (the “Reverse Split Amendment”) to effect a reverse stock split (the “Reverse Stock Split”) within a range of one-for-five to one-for-fifty, under the Nasdaq Capital Market (“Nasdaq”) listing rules, with the exact ratio, if any, to be determined by the Company’s Board of Directors (the “Reverse Stock Split Ratio”) at any time prior to the one-year anniversary date of the Annual Meeting. Upon the effectiveness of the Reverse Split Amendment (the “Split Effective Time”), the issued shares of Common Stock outstanding immediately prior to the Split Effective Time will be reclassified into a smaller number of shares. The ultimate Reverse Stock Split Ratio will be based on a number of factors, including market conditions, existing and expected trading prices for the Common Stock and the listing requirements of Nasdaq.
The proposed Reverse Split Amendment to effect the Reverse Stock Split is attached as Appendix A to this Proxy Statement. The form of the Reverse Split Amendment, as more fully described below, will effect the reverse stock split but will not change the number of authorized shares of Common Stock or preferred stock, or the par value of the Common Stock or preferred stock. The following discussion is qualified in its entirety by the full text of the Reverse Split Amendment, which is incorporated herein by reference.
Even if stockholders approve the Reverse Split Proposal, we reserve the right not to effect the Reverse Stock Split if the Board of Directors does not deem it to be in the best interests of the Company and its stockholders. The Board of Directors believes that granting this discretion provides the Board of Directors with maximum flexibility to act in the best interests of the Company and its stockholders. If this Reverse Split Proposal is approved by the stockholders, the Board of Directors will have the authority, in its sole discretion, without further action by the stockholders, to effect the Reverse Stock Split within the ratios and during the period set forth above.
The Board of Directors’ decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including prevailing market conditions, existing and expected trading prices for our Common Stock, Nasdaq listing requirements, actual or forecasted results of operations, and the likely effect of such results on the market price of our Common Stock.
Purpose
The Board approved the proposal approving the Reverse Split Amendment for the following reasons:
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the Board believes that the Reverse Stock Split is the best option available to the Company to increase its stock price should it be required for continued listing on Nasdaq;

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the Board believes a higher stock price may help generate investor interest in the Company and help the Company attract and retain employees; and

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if the Reverse Stock Split successfully increases the per share price of the Common Stock, the Board believes this increase may increase trading volume in the Common Stock and facilitate future financings by the Company.

Reasons for the Reverse Split Proposal and Nasdaq Listing Requirements
We believe that the Reverse Stock Split will make our Common Stock more attractive to a broader range of institutional and other investors, and we believe that the current per share trading price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers.
If we were unable to maintain compliance with the minimum bid price of $1.00 per share as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”) and our Common Stock were delisted from Nasdaq, trading of our Common Stock would most likely take place on an over-the-counter market established for unlisted securities, such as the OTCQX, the OTCQB or the OTC Pink markets maintained by OTC Markets Group Inc. An investor would likely find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market, and many investors would likely not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. In addition, as a delisted security, our Common Stock would be subject to SEC rules as a “penny stock,” which impose additional disclosure requirements on broker-dealers. The regulations relating to penny stocks, coupled with the typically higher cost per trade to the investor of penny stocks due to factors such as broker commissions generally representing a higher percentage of the price of a penny stock than of a higher-priced stock, would further limit the ability of investors to trade in our Common Stock. Under new Nasdaq Rule 5810(c)(3)(A)(iv), if the price of our Common Stock fails to satisfy the Minimum Bid Price Requirement (A) within one year after effectiveness of a reverse stock split or (B) if the Company has effected one or more reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more -to -one, then the Company shall not be eligible for any compliance period specified in Rule 5810(c)(3)(A) and the Listing Qualifications Department will issue a Staff Delisting Determination under Rule 5810 with respect to that security, and the Common Stock would be subject to delisting by Nasdaq without any opportunity for a cure period.
The Company completed a reverse stock split March 14, 2025 (the “March 2025 Reverse Stock Split”). If the Company implements the Reverse Stock Split after the price of our Common Stock fails to satisfy the Minimum Bid Price Requirement and on or before March 14, 2026, the Company will not be eligible for any compliance period specified in Rule 5810(c)(3)(A) and the Listing Qualifications Department will issue a Staff Delisting Determination under Rule 5810 with respect to our Common Stock, which would then be subject to delisting by Nasdaq. In addition, if the Company implements the Reverse Stock Split after the price of our Common Stock fails to satisfy the Minimum Bid Price Requirement and on or before March 14, 2027 with a cumulative ratio combined with the March 2025 Reverse Stock Split of 250 shares or more -to -one, the Company will not be eligible for any compliance period specified in Rule 5810(c)(3)(A) and the Listing Qualifications Department will issue a Staff Delisting Determination under Rule 5810 with respect to our Common Stock, which would then be subject to delisting by Nasdaq. If the Company effects the Reverse Stock Split while its Common Stock satisfies the Minimum Bid Price Requirement, the Reverse Stock Split would not trigger delisting under new Nasdaq Rule 5810(c)(3)(A)(iv).
For these reasons and others, delisting would adversely affect the liquidity, trading volume, investor interest and price of our Common Stock, causing the value of an investment in us to decrease and having an adverse effect on our business, financial condition and results of operations, including our ability to attract and retain qualified employees and to raise capital.
Reverse Stock Split Ratio
If approved by stockholders, this Reverse Split Proposal would permit but not require the Board to effect the Reverse Stock Split at any time prior to the one-year anniversary date of the Annual Meeting by the Reverse Stock Split Ratio, with the specific ratio to be fixed within this range by the Board in its sole discretion without further stockholder approval. We believe that enabling the Board to fix the specific Reverse Stock Split Ratio within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our stockholders. In fixing the Reverse Stock Split Ratio, the Board may consider, among other things, factors such as:
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the total number of shares of Common Stock outstanding;

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Nasdaq requirements for the continued listing of Common Stock;

•
the historical trading price and trading volume of Common Stock;

•
the then prevailing trading price and trading volume for Common Stock;

•
the anticipated impact of the Reverse Stock Split on the trading price of and market for Common Stock;

•
the administrative and transaction costs associated with potential exchange ratios;

•
potential financing opportunities; and

•
prevailing general market and economic conditions.

The Board will have sole discretion as to the Reverse Stock Split Ratio, within the range specified in this proposal, and any implementation and the exact timing of the Reverse Stock Split prior to the one-year anniversary date of the Annual Meeting. The Board may also determine that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders and decide to abandon the Reverse Stock Split at any time before, during or after the Annual Meeting and prior to its effectiveness, without further action by the stockholders.
Effectiveness of the Reverse Stock Split
If approved by our stockholders, the Reverse Stock Split would become effective upon the filing of the Reverse Split Amendment with the Secretary of State of the State of Delaware, or at the later time set forth in the Reverse Split Amendment, which will constitute the Split Effective Time. The exact timing of the Reverse Split Amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the Reverse Split Amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the Reverse Split Amendment with the Secretary of State of the State of Delaware, the Board, in its sole discretion, determines that it is no longer in the best interests of the Company and its stockholders to proceed.
The proposed form of Reverse Split Amendment to effect the Reverse Stock Split is attached as Appendix A to this Proxy Statement. Any Reverse Split Amendment to effect the Reverse Stock Split will include the Reverse Stock Split Ratio fixed by the Board, within the range approved by the stockholders.
Potential Market Effects of the Reverse Stock Split
Reducing the number of outstanding shares of Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock. The market price of our Common Stock will also be based on, and may be adversely affected by, our performance, financial results market conditions, the market’s perception of our business and other factors which are unrelated to the number of shares outstanding. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of the Common Stock will not decrease in the future. Additionally, Applied DNA Sciences cannot assure you that the market price per share of Common Stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of Common Stock outstanding before the Reverse Stock Split. In addition, the Reverse Stock Split may not result in a market price per share that will attract certain segments of the institutional investor community and the investing public that previously refrained from investing in Applied DNA Sciences because of the low market price of the Common Stock, especially if we are listed on the OTCQB or OTC Pink markets. If the Reverse Stock Split is effected and the market price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of the overall market capitalization of the Company may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the liquidity of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.
In evaluating the Reverse Split Proposal, in addition to the considerations described above, the Board also took into account various negative factors associated with reverse stock splits generally. These factors include: the negative perception of reverse stock splits held by some investors, analysts and other stock market participants; the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined in share price and corresponding market capitalization; the adverse effect on liquidity that might be caused by a reduced number of shares outstanding; the costs associated with implementing a reverse stock split; and the fact that the Company recently completed the March 2025 Reverse Stock Split and how it is affected by new Nasdaq Rule 5810(c)(3)(A)(iv), as described above.
Potential Increased Investor Interest
On April 3, 2025, the Company’s Common Stock closed at $1.66 per share. An investment in the Common Stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Also, the Board believes that most investment funds are reluctant to invest in lower priced stocks. The Board believes that the anticipated higher market price expected to result from the Reverse Stock Split will reduce, to some extent, the negative effects of the practices of brokerage houses and investors described above on the liquidity and marketability of the Common Stock.
There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not result in an increase in the per share price of the Common Stock. The Company cannot predict whether the Reverse Stock Split will increase the market price for the Common Stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:
•
the market price per share of the Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of the Common Stock outstanding before the Reverse Stock Split;

•
the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;

•
the Reverse Stock Split will result in a per share price that will increase the ability of the Company to attract and retain employees;

•
the market price per share will either exceed or remain in excess of $1.00, the Minimum Bid Price Requirement by Nasdaq for continued listing; or

•
the Company would otherwise meet the Nasdaq listing requirements even if the per share market price of the Common Stock after the Reverse Stock Split meets the Minimum Bid Price Requirement.

The market price of the Common Stock will also be based on the Company’s performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of the overall market capitalization of the Company may be greater than would occur in the absence of a Reverse Stock Split. Furthermore, the liquidity of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.
Potential Effects of Proposed Reverse Split Amendment
If our stockholders approve the Reverse Split Proposal and the Board effects the Reverse Stock Split, the number of shares of Common Stock issued and outstanding will be reduced, depending upon the Reverse Stock Split Ratio determined by the Board. The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that, as described below in “Fractional Shares,” holders of our Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split because they hold a number of shares not evenly divisible by the Reverse Stock Split Ratio will, in lieu of a fractional share, receive one whole share of Common Stock. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).
The Reverse Stock Split alone would have no effect on our authorized capital stock, and the total number of authorized shares would remain the same as before the Reverse Stock Split. This would have the effect of increasing the number of shares of our Common Stock available for issuance. The additional available shares would be available for issuance from time to time at the discretion of the Board when opportunities arise, without further stockholder action or the related delays and expenses, except as may be required for a particular transaction by law, the rules of any exchange on which our securities may then be listed, or other agreements or restrictions. Any issuance of additional shares of our Common Stock would increase the number of outstanding shares of our Common Stock and (unless such issuance was pro-rata among existing stockholders) the percentage ownership of existing stockholders would be diluted accordingly. In addition, any such issuance of additional shares of our Common Stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of our Common Stock.
In addition to sales of our Common Stock, if our stockholders approve the Reverse Split Proposal and the Board effects the Reverse Stock Split, the additional available shares of our Common Stock would also be available for conversions of convertible securities that we may issue, acquisition transactions, strategic relationships with corporate and other partners, stock splits, stock dividends and other transactions that may contribute to the growth of our business. Any decision to issue equity will depend on, among other things, our evaluation of funding needs, developments in business and technologies, current and expected future market conditions and other factors. There can be no assurance, however, even if the Reverse Split Proposal is approved and the Reverse Stock Split is implemented, that any financing transaction or other transaction would be undertaken or completed.
The Reverse Stock Split will not change the terms of our Common Stock. After the Reverse Stock Split, the shares of Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to Common Stock now authorized.
The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.
After the Split Effective Time, the Company will continue to be subject to the periodic reporting and other requirements of the Exchange Act. Subject to compliance with applicable continued listing requirements, our Common Stock will continue to be listed on Nasdaq and traded under the symbol “APDN,” although the exchange will add the letter “D” to the end of the trading symbol for a period of 20 trading days after the Split Effective Time to indicate that a reverse stock split has occurred. After the Split Effective Time, it is expected that our Common Stock will have a new CUSIP number. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” as described by Rule 13e-3 under the Exchange Act.
After the Split Effective Time, the post-split market price of our Common Stock may be less than the pre-split price multiplied by the Reverse Stock Split Ratio. In addition, a reduction in the number of shares outstanding may impair the liquidity for our Common Stock, which may reduce the value of the Common Stock.
Beneficial Holders of Common Stock
Upon the implementation of the Reverse Stock Split, the Company intends to treat shares held by stockholders through a stockbroker, bank or other nominee in the same manner as registered stockholders whose shares are registered in their names. Stockbrokers, banks or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding Common Stock in street name. However, these stockbrokers, banks or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of Common Stock with a stockbroker, bank or other nominee and who have any questions in this regard are encouraged to contact their stockbrokers, banks or other nominees.
Registered “Book-Entry” Holders of Common Stock
Certain registered holders of Common Stock may hold some or all of their shares electronically in book- entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with statements reflecting the number of shares registered in their accounts. Stockholders who hold shares electronically in book-entry form with our transfer agent will not need to take action to receive evidence of their shares of post-Reverse Stock Split Common Stock.
Fractional Shares
The Company will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split will receive one whole share of our Common Stock in lieu of such fractional share.
Effect of the Reverse Stock Split on Stock Option Awards and Equity Incentive Plans
If the Reverse Stock Split is implemented, proportionate adjustments will be made to the per share exercise price, and the number of shares of our Common Stock issuable upon the exercise, of all outstanding options and to the number of shares of our Common Stock issuable upon the vesting and settlement of all outstanding restricted stock units (“RSUs”). These adjustments would result in approximately the same aggregate exercise price being paid upon the exercise of such options, and approximately the same value of shares of our Common Stock being delivered upon the exercise of such options and upon the vesting and settlement of such RSUs, immediately preceding and immediately following the Reverse Stock Split. However, to comply with certain regulations under the Internal Revenue Code of 1986, as amended (the “Code”), the per share exercise price of each outstanding option would be rounded up to the nearest whole cent, and the number of shares of our Common Stock that could be acquired upon the exercise of each outstanding option would be rounded down to the nearest whole share. The number of shares of our Common Stock reserved for issuance pursuant to the 2005 Incentive Stock Plan, as amended (the “2005 Plan”), and the Company’s current 2020 Equity Incentive Plan (the “Current Plan”) will be reduced proportionately based upon the Reverse Stock Split Ratio.
Effect of the Reverse Stock Split on Warrants
In addition to adjusting the number of shares of our Common Stock, we would adjust all shares underlying any of our outstanding warrants as a result of the Reverse Stock Split, as required by the terms of these securities. In particular, we would reduce the conversion ratio for each instrument, and would increase the applicable exercise price or conversion price in accordance with the terms of each instrument and based on the Reverse Stock Split Ratio.
The company has certain Series A warrants, Series B warrants (the “Series B Warrants”) and Series D Warrants (as defined in Proposal No. 4 below) that include a provision that resets their respective exercise price, conditioned upon the receipt of Warrant Stockholder Approval with respect to the Series D Warrants as more fully described in Proposal No. 4, in the event of a reverse split of Common Stock, to a price equal to the lesser of (i) the then exercise price and (ii) the daily lowest volume weighted average price (VWAP) during the period commencing five trading days immediately preceding and the five trading days commencing on the date we effect a reverse stock split with a proportionate adjustment to the number of shares underlying such warrants. Solely with respect to the Series D Warrants, the exercise price reset mechanism is subject to a floor of $3.17. Such a reset which results in the issuance of additional shares could result in our shareholders suffering substantial dilution.
Accounting Matters
The proposed Reverse Split Amendment will not affect the par value of $0.001 of our Common Stock. As a result, at the Split Effective Time, the stated capital on our balance sheet attributable to the Common Stock will be reduced in the same proportion as the Reverse Stock Split Ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the Common Stock will be reclassified for prior periods to conform to the post-Reverse Stock Split presentation.
Pro Forma Capitalization of Common Stock
The table below summarizes the Company’s pro forma capitalization of Common Stock, as of April 3, 2025, before and after giving effect to a hypothetical reverse stock split of one-for-five (1-for-5), one- for-ten

(1-for-10), one-for-twenty (1-for-20), one-for-twenty-five (1-for-25), one-for-thirty (1-for-30), one- for- thirty-five (1-for-35), one-for-forty (1-for-40), one-for-forty-five (1-for-45) and one-for-fifty (1-for-50). Pursuant to Nasdaq Rule 5550(a)(4), the Company is required to have at least 500,000 publicly held shares. The table below does not include the 10,000,000 shares of preferred stock authorized under the Certificate of Incorporation, none of which is currently outstanding. The Reverse Stock Split alone would have no effect on our authorized capital stock, including our authorized preferred stock. For purposes of the figures below, share numbers have been rounded down to the nearest whole share.
	Prior to Reverse Stock Split	After Reverse Stock Split
		1-for-5	1-for-10	1-for-20	1-for-25	1-for-30	1-for-35	1-for-40	1-for-45	1-for-50
Authorized Shares of Common Stock	200,000,000	200,000,000	200,000,000	200,000,000	200,000,000	200,000,000	200,000,000	200,000,000	200,000,000	200,000,000
Shares of Common Stock Issued and Outstanding(1)	6,497,790	1,299,558	649,779	324,890	259,912	216,593	185,651	162,445	144,395	129,956
Shares of Common Stock Reserved for Future Issuance but not Issued and Outstanding(1)(2)	12,726,817	2,545,363	1,272,682	636,641	509,073	424,227	363,623	318,170	282,818	254,536
Shares of Common Stock Available for Future Issuance(1)	180,775,393	196,155,079	198,077,539	199,038,769	199,231,015	199,359,180	199,450,726	199,519,385	199,572,787	199,615,508

(1)
These estimates do not reflect the potential effects of rounding up of fractional shares that may result from the Reverse Stock Split.

(2)
Includes, as of April 3, 2025, (i) 12,719,465 shares issuable upon the exercise of outstanding warrants at a weighted average exercise price of $3.91 (which includes 2,477,035 Private Placement Warrants whose exercise is subject to Warrant Stockholder Approval and excluding the warrant price protection reset included in the Series Warrants, which is subject to Warrant Stockholder Approval, as more fully described in Proposal No. 4); (ii) 2,027 shares issuable upon the exercise of outstanding stock options, at a weighted average exercise price of $8,540; and (iii) 5,325 shares reserved for future issuance under the 2005 Plan and the Current Plan. Does not include any shares of Common Stock issuable upon the exercise or conversion of securities that may have been issued since April 3, 2025.

(3)
The table above does not take into account (i) the alternative cashless exercise mechanism of the Series B Warrants, which allows holders of such warrants to receive an aggregate number of shares equal to the product of (x) the aggregate number of shares of Common Stock that would be issuable upon a cash exercise of the Series B Warrant and (y) 3.0, and (ii) the alternative cashless exercise mechanism of the Series D Warrants, as more fully described in Proposal No. 4 below.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following discussion is a general summary of the material U.S. federal income tax consequences of the Reverse Stock Split to U.S. Holders (as defined below) of our Common Stock. This discussion is based on the Code, U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the Internal Revenue Service (“IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a holder of our Common Stock. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the Reverse Stock Split.
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as:
•
an individual who is a citizen or resident of the United States;

•
a corporation (or any other entity or arrangement treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof or the District of Columbia;

•
an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•
a trust that (1) is subject to the primary supervision of a U.S. court and all substantial decisions of which are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) or (2) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

This discussion is limited to U.S. Holders who hold our Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. Holder, including the impact of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. Holders that are subject to special rules, including, without limitation, banks, insurance companies and other financial institutions, real estate investment trusts, regulated investment companies, grantor trusts, tax-exempt organizations or governmental organizations, brokers, dealers or traders in securities, commodities or currencies, stockholders who hold our Common Stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes, U.S. Holders that have a functional currency other than the U.S. dollar, U.S. Holders who actually or constructively own 5% or more of our stock, U.S. expatriates and former citizens or long-term residents of the United States, and persons for whom Common Stock constitutes “qualified small business stock” within the meaning of Section 1202 of the Code.
If a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities or arrangements treated as partnerships for U.S. federal income tax purposes) holding our Common Stock and the partners in such entities should consult their tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to them.
In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local and non-U.S. tax law consequences of the Reverse Stock Split. Furthermore, the following discussion does not address any tax consequences of transactions effected before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.
Each stockholder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any state, local or foreign income tax consequences.
The Reverse Stock Split is intended to constitute as a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code for U.S. federal income tax purposes. Assuming that such treatment is correct, the Reverse Stock Split generally will not result in the recognition of gain or loss for U.S. federal income tax purposes, except potentially with respect to any additional fractions of a share of our Common Stock received as a result of the rounding up of any fractional shares that otherwise would be issued, as discussed below. Subject to the following discussion regarding a U.S. Holder’s receipt of a whole share of our Common Stock in lieu of a fractional share, the adjusted basis of the new Common Stock will be the same as the adjusted basis of the Common Stock exchanged. The holding period of the new, post-Reverse Stock Split Common Stock resulting from implementation of the Reverse Stock Split will include the U.S. Holder’s respective holding periods for the pre-Reverse Stock Split Common Stock. U.S. Holders who acquired our Common Stock on different dates or at different prices should consult their tax advisors regarding the allocation of the tax basis of such Common Stock.
As noted above, no fractional shares of our Common Stock will be issued as a result of the Reverse Stock Split. Instead, we will issue one (1) full share of the post-Reverse Stock Split Common Stock to any U.S. Holder who would have been entitled to receive a fractional share as a result of the process. The U.S. federal income tax consequences of the receipt of such additional fraction of a share of our Common Stock are not clear. A U.S. Holder who receives one (1) whole share of our Common Stock in lieu of a fractional share may recognize income or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such U.S. Holder was otherwise entitled. We are not making any representation as to whether the receipt of one (1) whole share in lieu of a fractional share will result in income or gain to any U.S. Holder, and U.S. Holders are urged to consult their own tax advisors as to the possible tax consequences of receiving a whole share in lieu of a fractional share in the Reverse Stock Split.
The U.S. federal income tax discussion set forth above does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of such stockholder’s circumstances and income tax situation. Accordingly, we urge you to consult with your own tax advisor with respect to all of the potential U.S. federal, state, local and non-U.S. tax consequences to you of the Reverse Stock Split.
Appraisal Rights
Under the General Corporation Law of the State of Delaware, our stockholders will not be entitled to dissenter’s rights with respect to the proposed Reverse Split Amendment to effect the Reverse Stock Split, and Applied DNA Sciences does not intend to independently provide stockholders with such rights.
The Board of Directors unanimously recommends a vote “For” the Reverse Split Proposal.

PROPOSAL NO. 4
APPROVAL, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(d), OF THE EXERCISABILITY OF CERTAIN COMMON STOCK PURCHASE WARRANTS, AND THE ISSUANCE OF THE COMMON STOCK UNDERLYING SUCH WARRANTS, WHICH WARRANTS WERE ISSUED IN CONNECTION WITH AN OFFERING OF SECURITIES OF THE COMPANY THAT OCCURRED ON OCTOBER 30, 2024
We are seeking stockholder approval, for purposes of complying with Nasdaq Listing Rule 5635(d), for the exercisability of an aggregate of 832,813 warrants, consisting of (i) 406,250 Series C warrants, each to purchase one share of the Company’s Common Stock (“Series C Warrants”), (ii) 406,250 Series D warrants, each to purchase one share of the Company’s Common Stock (“Series D Warrants”, and, together with the Series C Warrants, the “October Series Warrants”) and (iii) 20,313 Placement Agent Warrants, each to purchase one share of the Company’s Common Stock (“Placement Agent Warrants”, and, together with the October Series Warrants, the “Private Placement Warrants”), and the issuance of the Common Stock underlying such Private Placement Warrants, which warrants were issued in connection with an offering of securities of the Company that occurred on October 30, 2024.
The information set forth in this Proposal No. 4 is qualified in its entirety by reference to the full text of the form of Purchase Agreement (as defined below), form of Series C Warrant, form of Series D Warrant and form of Placement Agent Warrant, attached as exhibits 10.1, 4.2, 4.3 and 4.4, respectively, to our Current Report on Form 8-K filed with the SEC on October 31, 2024.
Stockholders are urged to carefully read these documents.
Background
On October 30, 2024, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional investors (each, a “Purchaser” and, collectively, the “Purchasers”), pursuant to which the Company agreed to issue and sell (i) in a registered direct public offering (the “Registered Direct Offering”) of 406,250 shares (“Shares”) of the Company’s Common Stock and pre-funded warrants (“Pre-Funded Warrants”) to purchase up to 406,250 shares of Common Stock, and (ii) in a concurrent private placement (the “Private Placement”, and together with the Registered Direct Offering the “Offering”), unregistered Series C Warrants to purchase up to 406,250 shares of Common Stock and unregistered Series D Warrants to purchase up to 406,250 shares of Common Stock. The purchase price for each Share and accompanying Series C Warrant and Series D Warrant was $16.00 and the purchase price for each Pre-Funded Warrant and accompanying Series C Warrant and Series D Warrant was $16.00. Craig-Hallum Capital Group LLC (“Craig-Hallum” or the “Placement Agent”) acted as placement agent in connection with the Offering.
Pursuant to that certain engagement letter, dated August 23, 2024, by and between the Company and the Placement Agent (the “Engagement Letter”), the Company paid the Placement Agent a cash placement fee equal to 6.0% of the aggregate gross proceeds raised in the Offering from sales arranged for by the Placement Agent. Subject to certain conditions, the Company also reimbursed certain expenses of the Placement Agent in connection with the Offering, including but not limited to legal fees, up to a maximum of $100,000. The Company also issued to the Placement Agent, or its respective designees, Placement Agent Warrants (“Placement Agent Warrants”) to purchase up to 20,313 shares of Common Stock (which equals 5.0% of the number of shares of Common Stock and Pre-Funded Warrants offered in the Offering).
The Offering closed and the Private Placement Warrants were issued on October 31, 2024. The Company received gross proceeds from the Offering, before deducting placement agent fees and other estimated offering expenses payable by the Company, of approximately $6.5 million.
The exercisability of the Private Placement Warrants will be available only upon receipt of such stockholder approval (the “Warrant Stockholder Approval”) as may be required by the applicable rules and regulations of The Nasdaq Stock Market LLC. Each Series C Warrant has an exercise price of $16.00 per share of Common Stock, will become exercisable upon the first trading day following the Company’s notice to warrantholders of Warrant Stockholder Approval (the “Stockholder Approval Date”), and will expire on the five-year anniversary of the Stockholder Approval Date. Each Series D Warrant has an exercise price of $16.00 per share of Common Stock, will become exercisable upon the Stockholder Approval Date, and will expire on the 18-month anniversary of the Stockholder Approval Date. Each Placement Agent Warrant has an exercise price of $16.00 per share of Common Stock, will become exercisable upon the Stockholder Approval Date and will expire on October 30, 2029.
Upon the receipt of Warrant Stockholder Approval, if all Private Placement Warrants are exercised as described in the immediately preceding paragraph (including if the Series D Warrants are exercised pursuant to the alternative cashless exercise mechanism described below), the Company will have 19,219,282 shares of Common Stock outstanding (based on 6,497,790 shares of Common Stock outstanding as of the Record Date and including 12,719,465 warrants and 2,027 options to purchase Common Stock outstanding as of the Record Date).
If at the time of exercise there is no effective registration statement registering, or the prospectus contained therein is not available for the issuance of, the common stock underlying the Private Placement Warrants, then the Private Placement Warrants may also be exercised, in whole or in part, at such time by means of a cashless exercise, in which case the holder would receive upon such exercise the net number of common shares determined according to the formula set forth in the Private Placement Warrants.
Under the alternate cashless exercise option of the Series D Warrants, the holder of a Series D Warrant, has the right to receive, without payment of additional consideration, an aggregate number of shares equal to the product of (x) the aggregate number of shares of common stock that would be issuable upon a cash exercise of the Series D Warrant and (y) 1.0. In addition, the Series D Warrants include a provision that resets their exercise price in the event of a reverse split of our common stock, to a price equal to the lesser of (i) the then exercise price and (ii) lowest volume weighted average price (VWAP) during the period commencing five trading days immediately preceding and the five trading days commencing on the date we effect a reverse stock split in the future with a proportionate adjustment to the number of shares underlying the Series D Warrants, subject to a floor of $3.17.
On March 14, 2025, we completed the March 2025 Reverse Stock Split. As a result, the exercise price reset mechanism was triggered, which resulted in the number of shares of Common Stock issuable upon exercise of the Series D Warrants increasing from 406,250 to 2,050,472. The exercise price of the Series D Warrants was adjusted from $16.00 per share to $3.17 per share.
In the case of certain fundamental transactions affecting the Company, a holder of Private Placement Warrants, upon exercise of such Private Placement Warrants after such fundamental transaction, will have the right to receive, in lieu of shares of the Common Stock, the same amount and kind of securities, cash or property that such holder would have been entitled to receive upon the occurrence of the fundamental transaction, had the Private Placement Warrants been exercised immediately prior to such fundamental transaction. In lieu of such consideration, a holder of Private Placement Warrants may instead, without exercise, elect to receive a cash payment based upon the Black-Scholes value of their Private Placement Warrants.
The Company carefully considered its financing alternatives and the expense of conducting one or more special stockholder meetings to approve the exercise of the Private Placement Warrants pursuant to Nasdaq listing Rule 5635(d) and concluded that the Offering, including the issuance of the Private Placement Warrants, was the best available financing alternative.
We are seeking approval for Proposal No. 4 because, pursuant to the Purchase Agreement, the Engagement Letter and the Private Placement Warrants, we issued the Private Placement Warrants in the Offering, and the Private Placement Warrants are not exercisable until we receive Warrant Stockholder Approval, and we are obligated pursuant to the Purchase Agreement to obtain Warrant Stockholder Approval, as described below. In addition, in the event Warrant Stockholder Approval is obtained and the Private Placement Warrants are exercised for cash, the Company would receive approximately $13,325,000 if the holders of the Series D warrants do not elect to utilize the alternate cashless exercise option. Alternatively, in the event that Warrant Stockholder Approval is obtained, and the holders of the Series D Warrants elect to utilize the alternate cashless exercise option, the Company would only receive $6,825,000 if the remaining Private Placement Warrants were exercised for cash.

Pursuant to the Purchase Agreement, the Company agreed to file a preliminary proxy statement with respect to obtaining Warrant Stockholder Approval at a special meeting of stockholders (the “Special Meeting”) within 20 days following the closing date of the Purchase Agreement and, in the event the Company did not obtain Warrant Stockholder Approval at the Special Meeting, to call a meeting every ninety (90) days after each Special Meeting until either Warrant Stockholder Approval is obtained or the October Series Warrants are no longer outstanding, whichever is earlier. The Company held the Special Meeting on January 23, 2025, but the meeting was adjourned until February 14, 2025 and then subsequently adjourned until February 28, 2025 as a result of a failure to receive the required quorum to hold such meeting. At the February 28, 2025 re-convening of the Special Meeting, the Company again failed to receive the required quorum to hold the meeting. As such, the Company is now seeking to obtain approval for Proposal No. 4 at the Annual Meeting. If we are able to obtain approval for Proposal No. 4 at the Annual Meeting, we will save time and avoid the expense of having additional meetings to obtain approval.
Nasdaq Stockholder Approval Requirement; Reasons for the Warrant Exercise Proposal
Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of common stock (or securities convertible into or exchangeable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power of such company outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities (such price, the “Nasdaq Minimum Price”).
The Private Placement Warrants were issued in a private placement which is not a public offering and which resulted in the issuance of securities convertible into our Common Stock equal to more than 20% of the voting power of our outstanding Common Stock below the Nasdaq Minimum Price. Because of this, the Private Placement Warrants provide that they may not be exercised, and therefore have no value, unless stockholder approval of their exercise is obtained.
The Board of Directors unanimously recommends a vote “For” the Warrant Exercise Proposal.

PROPOSAL NO. 5
APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2020 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK RESERVED FOR ISSUANCE BY THREE MILLION SHARES
We are asking you to approve an amendment to the Company’s 2020 Equity Incentive Plan, a copy of which is attached as Appendix B hereto (the “Plan Amendment”), to increase the number of shares of Common Stock authorized for issuance by an additional three million. In this proxy statement, we refer to the Company’s current 2020 Equity Incentive Plan as the “Current Plan,” and we refer to the Current Plan, as modified by the Plan Amendment, as the “Amended Plan”. All shares listed in this section are calculated post Company reverse splits conducted on April 25, 2024 and March 14, 2025 (collectively, the “Previous Reverse Stock Splits”). On March 30, 2025, our Board approved the Plan Amendment, subject to stockholder approval, and directed that the Amended Plan be submitted to our stockholders for their approval at the Annual Meeting. The Amended Plan does not contain any modifications, alterations or revisions of any other term or provision of our Current Plan except with respect to the increase in the share reserve, and for the avoidance of doubt, pursuant to the terms of the Amended Plan, if any potential reverse stock split is approved and implemented pursuant to Proposal No. 3, the number of shares of Common Stock available in the share reserve will be adjusted accordingly.
As of April 3, 2025 and as a result of the Previous Reverse Stock Splits we had only 5,325 shares of Common Stock that remained available for issuance under the Current Plan. If Proposal No. 5 is approved, the Plan Amendment will become effective with respect to the increase in the number of authorized shares of Common Stock reserved for issuance upon stockholder approval at the Annual Meeting. Without approval by stockholders of the Plan Amendment, the Company will be unable to continue to grant equity awards once the share pool is depleted, potentially resulting in the loss of employees and difficulties in recruiting new employees. The Company did not grant any equity awards under the Current Plan during the fiscal year ended September 30, 2024 due to the small number of shares of Common Stock available under the Current Plan. If the Plan Amendment is not approved, the Company will become increasingly reliant on cash-based compensation, which will deplete the Company’s finite cash resources. Accordingly, our Board recommends the approval of the Plan Amendment.
We recognize the dilutive impact that our equity compensation program has on our stockholders and continuously strive to balance this concern with the competition for talent in the competitive business environment and talent market, as well as the current market conditions, in which we operate. In determining the appropriate number of shares to request and add to the pool of shares available for issuance, our Board and the Compensation Committee of our Board of Directors (the “Compensation Committee”) worked with management to evaluate a number of factors and carefully considered (i) the potential dilutive impact that the increase would have on our stockholders, (ii) our historical burn rate and overhang, (iii) the number of shares remaining available under the Current Plan, (iv) the realities of equity awards being a key component of designing competitive compensation packages necessary for retaining key talent and directors in a competitive marketplace, specifically in light of our negative operating cashflows and historical operating losses, (v) our strategic growth plans, and (vi) the interests of our stockholders. The Compensation Committee of our Board monitors our equity award process to ensure that we maximize stockholder value by granting only the appropriate number of equity awards necessary to attract, reward and retain employees and directors. In addition, the Current Plan includes, and the Amended Plan will include, provisions designed to be less dilutive to stockholders. As described further below, the Current Plan does not, and the Amended Plan will not, contain an “evergreen” provision, so the number of shares available for issuance under the Current Plan does not automatically increase each year and likewise will not automatically increase under the Amended Plan. The below table summarizes grants under our Current Plan for the last three fiscal years.
	Options Granted	RSUs Granted	Weighted Average Common Shares Outstanding Each Year
2022	588	—	8,968
2023	1,003	283	13,075
2024	—	—	79,321

Maintaining our current equity compensation program is particularly critical at this time when competition for quality personnel is intense in the highly competitive biotechnology marketplace in which we operate, and our ability to successfully execute, compete and deliver value to stockholders could be significantly negatively impacted if we cannot maintain our current equity award practices in support of retaining and attracting key talent. If we are limited in our ability to grant desired equity awards to our employees and other eligible individuals, we may not be able to compete for or retain key talent, and/or we may have to increase cash-based compensation incentives, which could work against our current philosophy of aligning the interests of our personnel with the interests of our stockholders. This course of action could also be a distraction for our management team and employees because it would disrupt the normal and scheduled operations of our compensation programs and restrict their ability to utilize equity grants to retain and motivate our employees and other key talent.
Historically, our ability to offer competitive equity compensation packages was integral to hiring and retaining key performers who are instrumental in the operations of the Company. For these reasons, we believe it is critically important to approve the Plan Amendment at this time to ensure we have a sufficient number of shares authorized for issuance under the Amended Plan.
Reasons for the Plan Amendment
We are proposing to implement the Plan Amendment to motivate and retain key employees and to reinforce the alignment of our employees’ interests with those of our shareholders at this critical time as we focus on building our new business focusing on the manufacturing of DNA for biotherapeutic applications.
The number of shares available for issuance under our Current Plan has been significantly decreased due to the Previous Reverse Stock Splits. Considering this fact, our ability to grant equity-based compensation to our employees as a form of pay-for-performance long-term incentives has been greatly diminished, resulting in no equity-based compensation being issued to any employee in Fiscal 2024. The shares available for issuance under our Current Plan would also be impacted by any potential future reverse stock splits.
Over the past twelve months we have undertaken a number of actions to transform and reinvigorate our business and improve our performance, such as divesting certain operations, realigning our segments and installing new segment management and building our first GMP facility to support our DNA manufacturing for biotherapeutic applications. We have also responded to the most recent conditions by implementing significant cost reduction programs, and reducing the size of our workforce. Equity compensation under the Current Plan is offered to our employees in order to emphasize pay-for-performance in long-term incentives and to more closely align our employees’ interests with our shareholders’ interests. We believe that it is critical to our success to retain and motivate key employees throughout our operations and particularly important as we focus on our new business opportunity relating to the manufacture of DNA for biotherapeutic applications.
History of the Current Plan
On June 30, 2020, our Compensation Committee recommended that our Board approve the Current Plan and submit the Current Plan to a vote of our stockholders. On June 30, 2020, our Board approved the Current Plan, subject to stockholder approval, and directed that the Current Plan be submitted to our stockholders for their approval at the Company’s annual meeting of stockholders held on September 16, 2020 (the “2020 Annual Meeting”). Our stockholders approved the Current Plan at the 2020 Annual Meeting. The purposes of the Current Plan are to enable the Company to recruit and retain highly qualified employees, directors and consultants; provide them with an incentive for productivity; and provide them with an opportunity to share in the growth and value of the Company.
The Current Plan, as originally adopted and adjusted for the Previous Reverse Stock Splits, made 3,500 shares of our Common Stock available for issuance to eligible participants. At a Special Meeting of Stockholders of the Company which took place April 15, 2024, our stockholders approved an amendment to the Current Plan to increase the number of authorized shares of Common Stock available for issuance by 4,000, as adjusted for the Previous Reverse Stock Splits. The maximum number of shares of Common Stock that presently may be issued under the Current Plan in connection with awards is 7,500. On March 30, 2025, the Board approved and adopted the Plan Amendment, subject to stockholder approval at the

Annual Meeting, to increase the number of authorized shares of Common Stock reserved for issuance pursuant to the Current Plan by 3,000,000.
Remaining Share Reserve
As of April 3, 2025, there were 6,497,790 shares of our Common Stock outstanding. Upon the receipt of Warrant Stockholder Approval, if all Private Placement Warrants are exercised as described in Proposal No. 4 (including if the Series D Warrants are exercised pursuant to the alternative cashless exercise mechanism described below), the Company will have 19,219,282 shares of Common Stock outstanding (based on 6,497,790 shares of Common Stock outstanding as of the Record Date and including 12,719,465 warrants and 2,027 options to purchase Common Stock outstanding as of the Record Date).As of the date hereof, the Company has awarded grants of options to purchase shares of our Common Stock and grants of restricted stock units settled in our Common Stock, in each case, pursuant to the Current Plan, with the number of shares of our Common Stock underlying such grants totaling 1,672 in the aggregate, and there are currently 5,325 authorized shares remaining under the Current Plan. The increase of the Current Share Pool by 3,000,000 authorized shares of Common Stock will result in additional potential dilution of our outstanding Common Stock.
With respect to options or stock appreciation rights that expire, terminate or are canceled or forfeited for any reason without having been exercised in full, the shares of Common Stock associated with such awards will again become available for grant under the Amended Plan.
Awards that are assumed or substituted by us in connection with an acquisition will not reduce the Current Share Pool. In the event of any merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind or other like change in capital structure (other than ordinary cash dividends) to our stockholders, or other similar corporate event or transaction that affects our Common Stock, the Compensation Committee shall make appropriate adjustments in the number and kind of shares authorized by the Amended Plan and covered under outstanding awards as it determines appropriate and equitable.
Additionally, with respect to awards previously granted under the 2005 Plan, that expire, terminate, are canceled or are forfeited for any reason after the effective date of the Current Plan, the shares subject to such awards will be added to the Current Share Pool so that they can be utilized for new grants under the Current Plan. As of April 3, 2025, awards with respect to 207 shares of our Common Stock were outstanding under the 2005 Plan.
The term of the Current Plan will expire on September 15, 2030. Subject to the approval of the Reverse Split Proposal at the Annual Meeting, the number of shares of our Common Stock reserved for issuance pursuant to the 2005 Plan and the Current Plan will be reduced proportionately based upon the Reverse Stock Split Ratio, and if the Plan Amendment Proposal is approved at the Annual Meeting and the Reverse Stock Split is implemented, then the Amended Plan will be reduced proportionately based upon the Reverse Stock Split Ratio.
Summary of the Amended Plan
The principal provisions of the Amended Plan are summarized below. This summary is qualified in its entirety by reference to the actual Amended Plan, a copy of which is attached as Appendix C hereto.
Administration
The Amended Plan vests broad powers in a committee to administer and interpret the Amended Plan, provided, that, the Board itself may at any time exercise any rights and duties of the committee under the Amended Plan. Our Board will designate the Compensation Committee as the committee authorized to administer the Amended Plan. In this capacity, the Compensation Committee has the authority to, among other things: select the persons to be granted awards; determine the type, size and terms and conditions of such awards, and approve forms of award agreement to be used for awards under the Amended Plan. The Compensation Committee may amend any outstanding award at any time; provided, however, that no such amendment may materially impair a participant’s rights without the participant’s consent. Subject to requirements of applicable law, the Compensation Committee may delegate to one or more of our officers the authority to grant awards to participants who are not subject to Section 16 of the Exchange Act.
In order to comply with foreign law, the Compensation Committee may modify the terms of outstanding awards, establish subplans and take other actions that it deems advisable, provided that no subplans or modifications may increase the number of shares available for grant under the Amended Plan.
Unless stockholder approval is required under applicable law or exchange listing requirements, the Board may amend or terminate the Amended Plan at any time.
Eligibility
Any of our employees, directors, consultants and other service providers, and those of our affiliates, will be eligible to participate in the Amended Plan. As of April 3, 2024, the Company employed or engaged approximately 36 employees, 5 nonemployee directors and 2 consultants who would be eligible to participate in the Amended Plan. Participants will be selected in the discretion of the Compensation Committee.
Vesting
The Compensation Committee determines the vesting conditions for awards. Vesting conditions may include the continued employment or service of the participant, the attainment of specified individual or corporate performance goals and/or other factors in the Compensation Committee’s discretion.
Shares of Stock Available for Issuance
Subject to certain adjustments, including but not limited to the Previous Reverse Stock Splits, the maximum number of shares of Common Stock that may be issued under the Amended Plan in connection with awards is 3,007,500 (the “Share Pool”). However, if any award previously granted under the 2005 Plan expires, terminates, is canceled or is forfeited for any reason after the effective date of the Amended Plan, the shares subject to that award will be added to the Share Pool so that they can be utilized for new grants under the Amended Plan. As of April 3, 2025, awards with respect to 207 shares of our Common Stock were outstanding under the 2005 Plan.
If any award granted under the Amended Plan expires, terminates, is canceled or is forfeited, the shares of our Common Stock underlying the award will be available for new grants under the Amended Plan. However, shares of our Common Stock that are withheld for the payment of taxes or in satisfaction of the exercise price for an option award will not become available for re-issuance under the Amended Plan.
Any shares of our Common Stock issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity will not reduce the Share Pool.
The maximum aggregate number of shares under the Amended Plan that may be issued in respect of incentive stock options is 3,007,500.
The maximum total grant date fair value of awards granted under the Amended Plan to individuals in their capacity as non-employee directors may not exceed $250,000 in any single calendar year.
The market value of a share of our Common Stock was $1.66 as of April 3, 2025.
Adjustments
In the event of any merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind or other like change in capital structure (other than ordinary cash dividends) to stockholders of the Company, or other similar corporate event or transaction that affects our Common Stock, the Compensation Committee shall make such adjustments to the number and kind of shares authorized by the Amended Plan, the number and kind of shares subject to outstanding awards, the exercise prices of outstanding awards and any other affected term or condition of the Amended Plan or outstanding awards, in each case, as it determines to be equitable.

Accordingly, if the Reverse Stock Split is approved and implemented pursuant to Proposal No. 3, the number of shares of Common Stock available in the Share Pool will be adjusted accordingly.
Unless otherwise provided in an award agreement or determined by the Compensation Committee, if a participant terminates employment with us (or our affiliates) due to death or disability, the participant’s unexercised options and stock appreciation rights may be exercised, to the extent they were exercisable at the time of the participant’s death or disability (or on such accelerated basis as the Compensation Committee may determine at or after grant), for a period of twelve months from the termination date or until the expiration of the original award term, whichever period is shorter. If a participant’s employment with us (or our affiliates) is terminated for cause (as defined in the Amended Plan), (i) all unexercised options and stock appreciation rights (whether vested or unvested) shall terminate and be forfeited on the termination date, and (ii) any shares in respect of exercised options or stock appreciation rights for which we have not yet delivered shares will be forfeited and we will refund to the participant the option exercise price paid for those shares, if any. Unless otherwise provided in an award agreement or determined by the Compensation Committee, if a participant’s employment terminates for any other reason, the participant’s unexercised options and stock appreciation rights may be exercised, to the extent they were exercisable at the time of the participant’s termination (or on such accelerated basis as the Compensation Committee may determine at or after grant), for a period of ninety days from the termination date or until the expiration of the original option or stock appreciation right term, whichever period is shorter. Unless otherwise provided by the Compensation Committee, any options and stock appreciation rights that are not exercisable at the time of termination of employment shall terminate and be forfeited on the termination date.
Types of Awards
The Amended Plan provides for the grant of the following equity-based and cash-based incentive awards to participants: (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) RSUs and (v) cash or other stock-based awards.
Stock Options.   An option entitles the holder to purchase from us a stated number of shares of Common Stock. An incentive stock option (“ISO”) may only be granted to our employees or the employees of our affiliates. The Compensation Committee will specify the number of shares of Common Stock subject to each option and the exercise price for such option, provided that the exercise price per share may not be less than the fair market value of a share of Common Stock on the date the option is granted. However, for an ISO granted to any 10% stockholder, the exercise price per share shall not be less than 110% of the fair market value of a share of Common Stock on the date the option is granted.
Generally, options may be exercised in whole or in part through a cash payment. The Compensation Committee, however, may in its discretion permit payment of the exercise price through other methods. For example, the Compensation Committee may permit the option holder to surrender previously acquired shares, or to “net settle” the option, which involves the cancellation of a portion of the option to cover the cost of exercising the balance of the option.
All options shall be exercisable in accordance with the terms of the applicable award agreement. The maximum term of an option shall be determined by the Compensation Committee on the date of grant but shall not exceed 10 years (5 years in the case of ISOs granted to any 10% stockholder). In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of Common Stock with respect to which such ISOs become exercisable for the first time during any calendar year cannot exceed $100,000. ISOs granted in excess of this limitation will be treated as non-qualified stock options.
Stock Appreciation Rights.   A stock appreciation right represents the right to receive, upon exercise, any appreciation in a share of Common Stock realized over a particular time period. The base price of a stock appreciation right shall not be less than the fair market value of a share of Common Stock on the date the stock appreciation right is granted. The maximum term of a stock appreciation right shall be determined by the Compensation Committee on the date of grant but shall not exceed 10 years. Distributions with respect to stock appreciation rights may be made in cash, shares of Common Stock or a combination of both, at the Compensation Committee’s discretion.
Restricted Stock.   A restricted stock award is a grant of shares of Common Stock, which are subject to forfeiture restrictions during a restriction period. The Compensation Committee will determine the price, if any, to be paid by the participant for each share of Common Stock subject to a restricted stock award. If the specified vesting conditions are not attained, the underlying Common Stock will be forfeited to us. Conversely, if and when the vesting conditions are satisfied, the restrictions imposed will lapse. During the restriction period, a participant will have the right to vote the shares of Common Stock underlying the restricted stock award and receive dividends with respect to the shares of Common Stock underlying the restricted stock award. However, the Compensation Committee may specify that any such dividends are subject to the same vesting conditions as the shares of Common Stock underlying the restricted stock award to which they relate, and may also require that the dividends be invested in additional restricted shares of Common Stock. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon termination, a participant will forfeit all shares of Common Stock underlying the portion of the restricted stock award that then remains subject to forfeiture.
Restricted Stock Units.   An RSU represents a right to receive, on the achievement of specified vesting conditions, an amount equal to the fair market value (at the time of distribution) of one share of our Common Stock. An RSU may be settled in shares of our Common Stock, cash, or a combination of both, at the discretion of the Compensation Committee. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon a termination of service, a participant will forfeit all of the participant’s RSUs that then remain subject to forfeiture.
Cash or Other Stock Based Awards.   Cash or other stock -based awards (including awards to receive unrestricted shares of our Common Stock or immediate cash payments) may be granted to participants. The Compensation Committee will determine the terms and conditions of each such award, including, as applicable, the term, any exercise or purchase price, vesting conditions and other terms and conditions. Payment in respect of a cash or other stock -based award may be made in cash, shares of our Common Stock or a combination of both, at the discretion of the Compensation Committee.
Change in Control
In the event of a “change in control” (as defined in the Amended Plan), the Compensation Committee may, in its sole and absolute discretion, on a participant-by-participant basis: (i) cause any or all outstanding awards to become vested and immediately exercisable (as applicable), in whole or in part; (ii) cause any outstanding option or stock appreciation right to become fully vested and immediately exercisable for a reasonable period in advance of the change in control and, to the extent not exercised prior to that change in control, cancel that option or stock appreciation right upon closing of the change in control; (iii) cancel any unvested award or unvested portion thereof, with or without consideration; (iv) cancel any award in exchange for a substitute award; (v) redeem any restricted stock or RSU for cash and/or other substitute consideration with value equal to the fair market value of an unrestricted share on the date of the change in control; (vi) cancel any outstanding option or stock appreciation right with respect to all Common Stock for which the award remains unexercised in exchange for a cash payment equal to the excess (if any) of the fair market value of the Common Stock subject to the option or stock appreciation right over the exercise price of the option or stock appreciation right (and if the fair market value does not exceed the exercise or base price of the award, cancel the award without payment of any consideration); or (vii) take such other action as the Compensation Committee shall determine to be reasonable under the circumstances. In the discretion of the Compensation Committee, any cash or substitute consideration payable upon cancellation of an award may be subject to vesting terms substantially identical to those that applied to the cancelled award immediately prior to the change in control, or earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the change in control.
Repricing
Neither the Board nor the Compensation Committee may, without obtaining prior approval of our stockholders: (i) implement any cancellation/re-grant program pursuant to which outstanding options or stock appreciation rights under the Amended Plan are cancelled and new options or stock appreciation rights are granted in replacement with a lower exercise or base price per share; (ii) cancel outstanding options or stock appreciation rights under the Amended Plan with an exercise or base price per share in excess of the then current fair market value per share for consideration payable in our equity securities; or (iii) otherwise directly reduce the exercise or base price in effect for outstanding options or stock appreciation rights under the Amended Plan.
Federal Income Tax Consequences
The federal income tax consequences arising with respect to grants awarded under the Amended Plan will depend on the type of grant. The following provides only a general description of the application of federal income tax laws to certain grants under the Amended Plan. This discussion is intended for the information of stockholders considering how to vote at the meeting and not as tax guidance to participants in the Amended Plan, as the consequences may vary with the types of grants made, the identity of the recipients and the method of payment or settlement. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local or foreign tax laws. Tax laws are subject to change.
Under the Internal Revenue Code of 1986, as amended (the “Code”), as currently in effect, a grant under the Amended Plan of options, stock appreciation rights, restricted stock or RSUs would have no federal income tax consequence at the time of grant. Generally, all amounts taxable as ordinary income to participants under the Amended Plan in respect of awards are expected to be deductible by the Company as compensation at the same time the participant recognizes the ordinary income, subject to the limitations of Section 162(m) of the Code.
Options and Stock Appreciation Rights.   Upon exercise of a nonqualified stock option, the excess of the fair market value of the stock at the date of exercise over the exercise price is taxable to a participant as ordinary income. Similarly, upon exercise of a Stock Appreciation Right, the value of the shares or cash received is taxable to the participant as ordinary income. Upon exercise of an ISO, the participant will not have taxable income, except that alternative minimum tax may apply. When there is a disposition of the shares subject to the ISO, provided that such disposition occurs at least two years after the date of ISO grant and at least one year after the date of exercise, the difference, if any, between the sale price of the shares and the exercise price of the option is treated as long-term capital gain or loss. If the participant does not satisfy these holding period requirements, a “disqualifying disposition” occurs, and the participant will recognize ordinary income in the year of the disposition in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option. In that case, any gain realized in excess of the fair market value at the time of exercise will be short or long-term capital gain, depending on whether the shares were sold more than one year after the option was exercised.
Restricted Stock.   Unless the participant elects to recognize its value as income at the time of the grant, by filing an election under Section 83(b) of the Code, restricted stock is taxable to a participant as ordinary income when it becomes vested.
Restricted Stock Units.   When shares of Common Stock or cash with respect to RSU awards are delivered to the participant, the value of the shares or cash is taxable to the participant as ordinary income.
Miscellaneous
Generally, awards granted under the Amended Plan shall be nontransferable except by will or by the laws of descent and distribution. The awards will be subject to our recoupment and stock ownership policies, as may be in effect from time to time. Awards will be subject to applicable tax withholding requirements, and the Compensation Committee may authorize the withholding of shares subject to the award to satisfy required tax withholding. The Amended Plan will expire on September 15, 2030.

The following table provides information as of September 30, 2024 with respect to shares of our common stock that may be issued under our existing equity compensation plans.
Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
Applied DNA Sciences, Inc.2005 Incentive Stock Plan, as amended	233	$61,463.50	44
Applied DNA Sciences, Inc. 2020 Incentive Plan	1,940	3,018.00	5,328
Equity compensation plans not approved by security holders	—	—	—
TOTAL	2,173	$9,289.00	5,372
The Board of Directors unanimously recommends a vote “For” the Plan Amendment Proposal.

PROPOSAL NO. 6
NON-BINDING ADVISORY APPROVAL OF THE COMPENSATION
OF THE COMPANY’S NAMED EXECUTIVE OFFICERS
We are providing our stockholders the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our “named executive officers” disclosed in this Proxy Statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required under Section 14A of the Exchange Act, which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. As indicated in this Proxy Statement under the heading “Executive Compensation,” our “named executive officers” for the most recently completed fiscal year consist of (i) James Hayward, our President and Chief Executive Officer, (ii) Beth Jantzen, our Chief Financial Officer, (iii) Judith Murrah, our Chief Information Officer and Secretary, and (iv) Clay Shorrock, our Chief Legal Officer and Executive Director of Business Development. On December 17, 2024, the Company announced that Ms. Murrah was named the President of the Company and Dr. Hayward stepped down as President of the Company, effective on December 13, 2024. Concurrently on December 13, 2024, Mr. Shorrock was named President of LineaRx, our 98% owned subsidiary.
Our executive compensation programs are designed to attract, motivate, and retain our executive officers, who are critical to our success, as more fully described in the “Executive Compensation” section of this Proxy Statement. Under these programs, as approved by our compensation committee, our named executive officers are rewarded for the achievement of our near-term and longer-term financial and strategic goals, for driving corporate financial performance and stability and for increasing stockholder value. The programs contain elements of both cash and equity-based compensation.
The “Executive Compensation” section beginning on page 45 describes in detail our executive compensation programs and the decisions made by our compensation committee and our Board of Directors with respect to the fiscal year ended September 30, 2024. As discussed in those disclosures, we believe that our compensation program provides a competitive overall compensation that is designed to attract and retain top performers. To achieve this goal, our compensation program is structured to:
•
provide total compensation and compensation elements that are competitive with those companies that are competing for available employees;

•
hold our executive officers accountable for results over the long term and maintain integrity in all of the business dealings of our executive officers;

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align the interest of our executives with our stockholders;

•
reward exceptional performance by individual employees;

•
provide a mix of compensation that offers (i) a meaningful base compensation, with a potential to earn additional amounts based on achievement of corporate and personal goals, and (ii) the opportunity to share in the long-term growth of our company through equity compensation; and

•
establish a clear connection between rewards and performance.

Our Board of Directors believes this link between compensation and the achievement of our near- and long-term business goals has helped drive our performance over time. At the same time, we believe our program does not encourage excessive risk-taking by management.
This proposal is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described under “Executive Compensation.” Our Board of Directors is asking stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:
RESOLVED, that the Company’s stockholders hereby approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and any related material disclosed in the Company’s Proxy Statement.

As an advisory vote, this proposal is not binding. The outcome of this advisory vote will not affect any compensation already paid or awarded to any named executive officer and does not overrule any decision by us or our Board of Directors (or any committee thereof) or create or imply any change to our fiduciary duties or the fiduciary duties of our Board of Directors (or any committee thereof). However, our compensation committee and Board of Directors value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.
Vote Required
The affirmative vote of a majority of the outstanding shares of our Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required for the approval of Proposal No. 6. Broker non-votes, if any, with respect to this matter will be treated as neither a vote “for” nor a vote “against” the matter and will not be counted in determining the number of votes necessary for approval. However, abstentions will be considered in determining the total number of votes required to attain a majority of the shares present in person or represented by proxy at the meeting entitled to vote. Accordingly, an abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter because it represents a share present in person or represented by proxy at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal. It is intended that the proxy in the form presented will be voted, unless otherwise indicated, “FOR” Proposal No. 6. If no instructions are indicated, the shares will be voted “FOR” Proposal No. 6.
The Board of Directors unanimously recommends that stockholders vote to approve, on a non-binding advisory basis, the compensation of our named executive officers by voting “FOR” Proposal No. 6.

PROPOSAL NO. 7
NON-BINDING ADVISORY APPROVAL OF THE FREQUENCY OF THE STOCKHOLDER VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS
In this Proposal No. 7, we are asking our stockholders to cast a non-binding advisory vote regarding the frequency of future executive compensation advisory votes. Stockholders may vote for a frequency of every one, two, or three years, or may abstain. In Proposal No. 6, we are providing our stockholders the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our “named executive officers” disclosed in this Proxy Statement.
Section 14A of the Exchange Act requires that, at least once every six years, stockholders be given the opportunity to vote regarding how often the advisory vote on executive compensation should be held. Our Board of Directors will take into consideration the outcome of this vote in making a determination about the frequency of future executive compensation advisory votes. However, our Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold the advisory vote to approve executive compensation more or less frequently.
At our 2019 annual meeting of stockholders, the majority of stockholders voted to advise us to include a say-on-pay proposal every three years, and the Board of Directors determined that the Company will hold an advisory say-on-pay vote every three years. Our Board of Directors believes that stockholders should continue to have the opportunity to vote on the compensation of our named executive officers every three years. While parts of our compensation programs are designed to incentivize our employees on a long-term basis, we review our executive compensation programs annually, and we describe those programs to our stockholders in our proxy statement each year. Conducting an advisory vote on executive compensation every year or every two years does not give our stockholders sufficient time to evaluate the effectiveness of our long-term compensation programs. We believe that a three-year cycle will provide our stockholders sufficient time to evaluate the effectiveness of both our short- and long-term compensation programs.
Our board of directors values the opinions expressed by stockholders and will consider implementing the frequency which receives the greatest level of support from our stockholders.
Vote Required
On this non-binding matter, a stockholder may vote to set the frequency of the say-on-pay vote to occur every year, every two years, or every three years, or the stockholder may vote to abstain. The choice among those four choices that receives the highest number of votes will be deemed the choice of the stockholders.
The Board of Directors unanimously recommends that stockholders vote to hold advisory votes on the compensation of the Company’s named executive officers “EVERY THREE YEARS”.

MANAGEMENT AND CORPORATE GOVERNANCE
Information Regarding the Board of Directors
Members
Our Board of Directors currently consists of six members: James A. Hayward, Robert B. Catell, Joseph D. Ceccoli, Yacov A. Shamash, Sanford R. Simon, and Elizabeth M. Schmalz Shaheen. Our Board of Directors has nominated six incumbent directors for re-election at the Annual Meeting. Please see “Proposal No. 1 — Election of Directors” for the names, ages and business experience of each of the Company’s director nominees for election at the Annual Meeting.
Director Independence
The Board of Directors has determined that at all times during the fiscal year ended September 30, 2024, each of our directors other than Dr. Hayward  — consisting of Robert B. Catell, Joseph D. Ceccoli, Yacov A. Shamash, Sanford R. Simon, and Elizabeth M. Schmalz Shaheen — are and were “independent” as defined by the listing standards of Nasdaq, constituting a majority of independent directors on our Board of Directors as required by the rules of Nasdaq. The Board of Directors considers in its evaluation of independence whether any director has a relationship with us that would interfere with the exercise of independent judgment in carrying out his or her responsibilities of a director.
Board of Directors Leadership Structure and Role in Risk Oversight
Our Board of Directors does not have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board of Directors or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board of Directors believes that Dr. Hayward’s dual role as both Chairman of the Board of Directors and Chief Executive Officer serves the best interests of both us and our stockholders. His combined role enables decisive leadership, ensures clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to our stockholders, employees, customers and suppliers. Dr. Hayward possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing us and our business and is thus best positioned to develop agendas that ensure that the time and attention of the Board of Directors are focused on the most critical matters. This structure also enables our Chief Executive Officer to act as a bridge between management and the Board of Directors, helping both to act with a common purpose.
The Board of Directors appreciates that the advantages gained by having a single Chairman and Chief Executive Officer must be viewed in light of potential independence concerns. The Board of Directors considers, however, that we have adequate safeguards in place to address those concerns, including, for example, our Board of Directors consisting of a supermajority of independent directors. In addition, our audit, compensation and nominating committees, which oversee critical matters such as the integrity of our financial statements, the compensation of executive management, the selection and evaluation of directors, and the development and implementation of corporate governance policies, each consist entirely of independent directors.
Our risk management program is overseen by our Chief Executive Officer. Material risks are identified and prioritized by management, and each prioritized risk is referred to a Board of Directors committee or the full Board of Directors for oversight. For example, strategic risks are referred to the full Board of Directors while financial risks are referred to the Audit Committee. The Board of Directors regularly reviews information regarding our liquidity and operations, as well as the risks associated with each. Also, the Compensation Committee periodically reviews the most important risks to our business to ensure that compensation programs do not encourage excessive risk-taking and promote our goals and objectives.
Board of Directors Structure and Committee Composition
In June 2008, our Board of Directors established a standing Compensation Committee and in September 2011, our Board of Directors established an Audit Committee and a nominating committee (the

“Nominating Committee”). Each of the committees operates under a written charter adopted by the Board of Directors. All of the committee charters are available on our web site at www.adnas.com/adnas_home/investors/ or by writing to Applied DNA Sciences, Inc., 50 Health Sciences Drive, Stony Brook, New York 11790, c/o Investor Relations. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this Proxy Statement or any other report or document we file with or furnish to the SEC.
During fiscal 2024, the Board of Directors held ten formal meetings (including regularly scheduled and special meetings) and acted by unanimous written consent nine times. During fiscal 2024, each director attended at least 75% of all meetings of the Board of Directors during the time such director was a member of the Board of Directors and of all meetings of the committee or committees on which he served, Directors are strongly encouraged to attend our annual meetings of stockholders. All directors then serving on the Board of Directors attended the Company’s annual meeting of stockholders held in 2024.
The membership of each of the Audit Committee, the Compensation Committee, and the Nominating Committee is composed, and was composed during the fiscal year ended September 30, 2024, entirely of independent directors. In addition, the members of the Audit Committee meet the heightened standards of independence for Audit Committee members required by SEC rules and Nasdaq rules. The committee membership and the responsibilities of each of the committees during the fiscal year ended September 30, 2024 are described below.
Name	Audit	Compensation	Nominating
James A. Hayward	—	—	—
Robert B. Catell(I)		—	—
Joseph D. Ceccoli(I)			—
Sanford R. Simon(I)	—	—
Yacov A. Shamash(I)
Elizabeth M. Schmalz Shaheen(I)	—

      Chairperson
      Member
(I)
Independent director

Audit Committee
Messrs. Catell, Ceccoli, and Shamash (Chairperson) served on the Audit Committee during the fiscal year ended September 30, 2024 and continue to serve on the Audit Committee. The Board of Directors has determined that each member of the Audit Committee is independent within the meaning of the director independence standards of the Company and Nasdaq as well as the heightened director independence standards of the SEC for Audit Committee members, including Rule 10A-3(b)(1) under the Exchange Act. The Board of Directors has also determined that each of the members of the Audit Committee is financially sophisticated and is able to read and understand consolidated financial statements and that Dr. Shamash is an “Audit Committee expert” as defined in the Exchange Act. During fiscal 2024, the Audit Committee held four formal meetings.
The composition and responsibilities of the Audit Committee and the attributes of its members, as reflected in the charter, are intended to be in accordance with applicable requirements for corporate Audit Committees. The Audit Committee charter will be reviewed, and amended if necessary, on an annual basis.

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibility relating to our financial statements and the disclosure and financial reporting process, our system of internal controls, our internal audit function, the qualifications, independence and performance of our independent registered public accounting firm, compliance with our code of ethics and legal and regulatory requirements. The Audit Committee has the sole authority to appoint, retain, terminate, compensate and oversee the work of the independent registered public accounting firm, as well as to pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm.
Compensation Committee
Messrs. Ceccoli and Shamash (Chairperson) and Ms. Schmalz Shaheen served on the Compensation Committee during the fiscal year ended September 30, 2024 and continue to serve on the Compensation Committee. The Compensation Committee reviews and approves salaries and bonuses for all officers, reviews and approves non-employee directors’ compensation, administers options outstanding under our stock incentive plan, provides advice and carries out the responsibilities required by SEC rules. The Compensation Committee believes that its processes and oversight should be directed toward attracting, retaining and motivating employees and non-employee directors to promote and advance our interests and strategic goals. As requested by the Compensation Committee, the Chief Executive Officer will provide information and may participate in discussions regarding compensation for other executive officers. The Compensation Committee considers other general industry information and trends if available. During fiscal 2023, the Compensation Committee held two formal meetings.
Nominating Committee
Messrs. Shamash (Chairperson) and Simon and Ms. Schmalz Shaheen served on the Nominating Committee during the fiscal year ended September 30, 2024 and continue to serve on the Nominating Committee. The Board of Directors has determined that each member of the Nominating Committee is independent within the meaning of the director independence standards of the Company, Nasdaq and the SEC.
The Nominating Committee is responsible for, among other things: reviewing the Board of Directors’ composition, procedures and committees, and making recommendations on these matters to the Board of Directors; and reviewing, soliciting and making recommendations to the Board of Directors and stockholders with respect to candidates for election to the Board of Directors. During fiscal 2024, the Nominating Committee held one formal meeting.
Process for Identifying and Evaluating Nominees for the Board of Directors
Director Qualifications.   The Nominating Committee has not formally established any specific, minimum qualifications that must be met by each candidate for the Board of Directors or specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess.
Identifying Nominees.   The Nominating Committee has two primary methods for identifying director candidates (other than those proposed by our stockholders, as discussed below). First, on a periodic basis, the Nominating Committee will solicit ideas for possible candidates from a number of sources, including members of the Board of Directors, our executive officers and individuals personally known to the members of the Board of Directors. Second, the Nominating Committee is authorized to use its authority under its charter to retain at our expense one or more search firms to identify candidates (and to approve such firms’ fees and other retention terms).
Stockholder Candidates.   The Nominating Committee will consider candidates for nomination as a director submitted by stockholders. Although the Nominating Committee does not have a separate policy that addresses the consideration of director candidates recommended by stockholders, the Board of Directors does not believe that such a separate policy is necessary because our bylaws permit stockholders to nominate candidates and one of the duties set forth in the Nominating Committee charter is to consider director candidates submitted by stockholders in accordance with our bylaws. The Nominating Committee will evaluate individuals recommended by stockholders for nomination as directors according to the criteria discussed above and in accordance with our bylaws and the procedures described under “Stockholder Proposals and Nominations” below.
Review of Director Nominees.   The Nominating Committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by our directors, executive officers, third-party search firms or other sources. In evaluating proposed director candidates, the Nominating Committee may consider, in addition to any minimum qualifications and other criteria for Board of Directors membership approved by the Board of Directors from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, the proposed director candidate’s understanding of our business and industry on a technical level, his or her judgment and skills, his or her depth and breadth of professional experience or other background characteristics, his or her independence, his or her willingness to devote the time and effort necessary to be an effective board member, and the needs of the Board of Directors. We do not have a formal policy with regard to the consideration of diversity in identifying director nominees. However, the Board of Directors believes that it is essential that its members represent diverse viewpoints, with a broad array of experiences, professions, skills, and backgrounds that, when considered as a group, provide a sufficient mix of perspectives to allow the Board of Directors to best fulfill its responsibilities to the long- term interests of our stockholders. The Nominating Committee considers at least annually, and recommends to the Board of Directors suggested changes to, if any, the size, composition, organization and governance of the Board of Directors and its committees.
Stockholder Proposals and Nominations.   In order for a stockholder to nominate a person for election as a director at the 2026 Annual Meeting of stockholders, you must provide written notice to Applied DNA Sciences, Inc., 50 Health Sciences Drive, Stony Brook, New York 11790, c/o Corporate Secretary. The notice of a proposed director nomination must provide information and documentation as required in our bylaws which, in general, require that the notice of a director nomination include the information about the nominee that would be required to be disclosed in the solicitation of proxies for the election of a director under federal securities laws; the nominee’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected; a description of any transaction or arrangement during the last three years between the stockholder making the nomination and the nominee in which the nominee had a direct or indirect material interest; and a completed and signed questionnaire (after such form has been provided by the Company), together with a written representation and agreement that such nominee is not and will not become a party to certain voting commitments. A copy of the bylaw requirements will be provided upon request to the Corporate Secretary at the address above.
Effective September 1, 2022, Rule 14a-19 under the Exchange Act requires the use of a universal proxy card in contested director elections. Under this “universal proxy rule,” a stockholder intending to engage in a director election contest with respect to an annual meeting of stockholders must give the Company notice of its intent to solicit proxies by providing the name(s) of the stockholder’s nominee(s) and certain other information at least 60 calendar days prior to the anniversary of the previous year’s annual meeting date (except that, if the Company did not hold an annual meeting during the previous year, or if the date of the meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by the Company).
Stockholder Communications with the Board of Directors
Stockholders and other interested parties may make their concerns known confidentially to the Board of Directors or the independent directors by submitting a communication in an envelope addressed to the “Board of Directors,” a specifically named independent director or the “Independent Directors” as a group, in care of the Corporate Secretary. All such communications will be conveyed, as applicable, to the full Board of Directors, the specified independent director or the independent directors as a group.
Code of Ethics
Our Board of Directors has adopted a “code of ethics” as defined by regulations promulgated under the Securities Act and the Exchange Act (our “Code of Business Conduct and Ethics”) that applies to all of our employees, officers and directors, including our chief executive officer, our chief financial officer and those officers and employees responsible for financial reporting. The Code of Business Conduct and Ethics is designed to codify the ethical standards that we believe are reasonably designed to deter wrong-doing and promote honest and ethical conduct.
We have established procedures to ensure that suspected violations of the Code of Business Conduct and Ethics may be reported anonymously. A current copy of our Code of Business Conduct and Ethics is available on our website at www.adnas.com/adnas_home/investors/. A copy may also be obtained, free of charge, from us upon a request directed to Applied DNA Sciences, Inc., 50 Health Sciences Drive, Stony Brook, New York 11790, c/o Investor Relations. We intend to disclose any amendments to or waivers of a provision of the Code of Business Conduct and Ethics granted to directors and officers by posting such information on our website available at www.adnas.com and/or in our public filings with the SEC.
Insider Trading Policy
We have adopted an insider trading policy (the “Insider Trading Policy”) applicable to our employees, officers, directors and consultants (collectively, the “APDN Insiders”), which we believe is reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the Nasdaq listing standards.
Our Insider Trading Policy prohibits APDN Insiders from trading in our securities and other companies while in possession of material, nonpublic information (“MNPI”), subject to limited exceptions, such as trading pursuant to a Rule 10b5-1 plan. Our Insider Trading Policy also generally prohibits our officers, directors, and employees from disclosing material, nonpublic information regarding the Company or its customers, prospective customers or other entities with which it conducts business or contemplates dealings.
Our Insider Trading Policy requires that our executive officers and directors, as well as members of our finance and sales group, be subject to a “trading blackout period” during which they are prohibited from buying or selling our securities even if they are not in possession of MNPI (the “Trading Blackout Period”). There are four quarterly Trading Blackout Periods each year, which begin on the tenth business day of the last month of each fiscal quarter and end at the close of trading on the second full day after issuance of our quarterly earnings release for the corresponding concluded fiscal quarter. The fiscal quarters end on December 31, March 31, June 30 and September 30 of each year.
In addition to the above, the Insider Trading Policy reserves the right for the Company to impose a special trading blackout period applicable to all or some of our personnel.
Our Insider Trading Policy does not apply to the acceptance or receipt of stock options, shares of restricted stock or similar grants of securities under one of the company’s benefit plans, or to exercises of employee stock options, so long as the stock is not sold during a Trading Blackout Period or at a time when the APDN Insider possesses material nonpublic information about Applied DNA Sciences, Inc. or our securities.
Hedging Policy
Our Board of Directors has not adopted a hedging policy with respect to transactions by our directors, officers and employees that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.
Executive Officers
Our current executive officers, and their ages and positions as of April 3, 2025, are set forth below.
Dr. James A. Hayward, age 71, has been our Chief Executive Officer since March 17, 2006, a director on the Board of Directors since September 28, 2005 and the Chairman of the Board of Directors since June 12, 2007. He was previously our acting Chief Executive Officer from October 5, 2005 until March 17, 2006 and our President from June 12, 2007 until December 13, 2024. He also served as Acting Chief Financial Officer from August 20, 2013 through October 13, 2013. Dr. Hayward received his Ph.D. in Molecular Biology from the State University of New York at Stony Brook (“Stony Brook”) in 1983 and an honorary

Doctor of Science from the same institution in 2000. His experience with public companies began with the co-founding of one of England’s first biotechnology companies — Biocompatibles, Ltd. Following this, Dr. Hayward was at the Estee Lauder companies for five years, eventually becoming Head of Product Development. In 1990, he founded The Collaborative Group, a provider of products and services to the biotechnology, pharmaceutical and consumer-product industries based in Stony Brook, where he served as Chairman, President and Chief Executive Officer for 14 years. During this period, The Collaborative Group created several businesses, including The Collaborative BioAlliance, a contract developer and manufacturer of human protein products that was sold to Dow Chemical in 2002, and Collaborative Labs, a service provider and manufacturer of ingredients for skincare and dermatology that was sold to Engelhard (now BASF) in 2004. He is the winner of the first Helix Award from BIO and has been twice elected Entrepreneur of the Year by Inc. Magazine and the Long Island Technology Hall of Fame. He has served on the Boards of The Stony Brook Foundation, the NYS Research Foundation, and the NYS Regents Advisory Board. Dr. Hayward also serves on the advisory board of the Manufacturing and Technology Resource Consortium of Stony Brook University, and on the boards of NeoMatrix Formulations, Inc. and the TNPO2 Foundation.
Beth Jantzen, age 48, Beth Jantzen has been our Chief Financial Officer since February 15, 2015. Previously, Ms. Jantzen held the position of Controller from May 2013 to her appointment as Chief Financial Officer. Prior to joining the Company, Ms. Jantzen was a senior manager at Marcum LLP, formerly our independent registered accounting firm, from January 2000 until May 2013, where she managed multiple engagements and specialized in SEC policies, practices and procedures, including Sarbanes-Oxley compliance. Ms. Jantzen holds a B.S. in Accounting from the State University of New York at Binghamton and is also a Certified Public Accountant (CPA).
Judith Murrah, age 67, has been our President since December 13, 2024, our Chief Operating Officer since January 19, 2021, our Chief Information Officer since June 1, 2013, and our Secretary since December 22, 2017. Ms. Murrah is responsible for the operational management of the Company supporting the achievement of its stated goals and initiatives. Ms. Murrah was previously the Senior Director of Information Technology at Motorola Solutions, which had acquired her former firm, Symbol Technologies. Her role at Motorola Solutions included overseeing the global IT program management office, financial and supplier operations and quality assurance. At Symbol Technologies, Ms. Murrah held leadership positions in product line management, global account sales, corporate and marketing communications and IT. Ms. Murrah holds an MBA from Harvard Business School, and a B.S. in Industrial Engineering from the University of Rhode Island. She is an inventor on 14 U.S. patents. Ms. Murrah is active in Long Island’s business and academic community. She has co-founded and volunteers with non-profits engaging students in science, technology, engineering, and math disciplines. She serves on the boards of the Middle Country (N.Y.) Library Foundation, the Tesla Science Center at Wardenclyffe, and Stony Brook University’s Center for Corporate Education. Ms. Murrah was named to the Top 50 Women of Long Island Hall of Fame in 2023 and received the inaugural 2001 Diamond Award for Long Island Women Leaders in Technology.
Clay Shorrock, age 41, has been our Chief Legal Officer and Executive Director of Business Development since April 2021, and has served as the President of LRx since December 13, 2024. Mr. Shorrock leads Applied DNA’s legal, regulatory, risk mitigation, intellectual property, and business development functions. Mr. Shorrock previously served as general and intellectual property counsel to Applied DNA from November 2016 through April 2019. Prior to rejoining the Company in April 2021, Mr. Shorrock was a member of the intellectual property groups of Florida-based Lowndes, Drosdick, Doster, Kantor & Reed, P.A. and Allen, Dyer, Doppelt & Gilchrist, P.A. Earlier in his career Mr. Shorrock was an associate at several New Jersey-based law firms where he focused on intellectual property and complex commercial transactions. Mr. Shorrock holds a B.A. in Biology from Franklin and Marshall College and a J.D. with a concentration in intellectual property from Seton Hall University Law School.
Our executive officers are elected by, and serve at the discretion of, our Board of Directors. There are no family relationships between any director, executive officer, or person nominated or chosen by us to become a director or executive officer.

EXECUTIVE COMPENSATION
Compensation Overview
The Compensation Committee has overall responsibility for approving and evaluating the compensation arrangements for our named executive officers. Our named executive officers for fiscal 2024 are our Chairman and Chief Executive Officer, Dr. James Hayward, our Chief Financial Officer, Beth Jantzen, our President, Chief Operating Officer, our Chief Information Officer, Judith Murrah, and our Chief Legal Officer, Executive Director of Business Development and President of LineaRx, Inc., our 98% owned subsidiary (“LRx”), Clay Shorrock. Our Chairman and Chief Executive Officer, Dr. Hayward, provides recommendations to the Compensation Committee with respect to the compensation of the named executive officers other than for Dr. Hayward himself. However, the Compensation Committee is free to make decisions that are contrary to the Chief Executive Officer’s recommendations.
On December 13, 2024, Dr. Hayward stepped down as President of the Company and Judith Murrah was appointed President of the Company. Also on December 13, 2024, Clay Shorrock was named President of LRx.
Our Executive Compensation Philosophy and Objectives
General
The fundamental purpose of our executive compensation program is to assist us in achieving our financial and operating performance objectives. Specifically, we attempt to tailor an executive’s compensation to (1) retain and motivate the executive, (2) reward him or her upon the achievement of Company-wide and individual performance, and (3) align the executive’s interest with the creation of long- term stockholder value, without encouraging excessive risk taking. To that end, and within the context of the stage of our company, we have historically compensated our named executive officers through a mix of base salary, equity-based incentives and cash bonuses.
Our business model is based on our ability to establish long-term relationships with clients and to maintain our strong mission, client focus, entrepreneurial spirit and team orientation. We have sought to create an executive compensation package that balances short-term versus long-term components, in ways we believe are most appropriate to motivate senior management and reward them for achieving key business goals.
Base Salary
Except, as noted below, we did not change the annual base salary for any of our named executive officers in fiscal 2024, and their respective annual base salaries remained as follows: Dr. Hayward, $450,000, Ms. Jantzen, $300,000, Ms. Murrah, $325,000 and Mr. Shorrock, $300,000. Effective as of January 1, 2024, Dr. Hayward and Ms. Murrah voluntarily reduced their annual base salaries to $250,000 and $243,750, respectively, in response to the cash position of the Company. This voluntary reduction was effective until May 25, 2024. Effective November 25, 2024, the base salaries for Ms. Murrah and Mr. Shorrock were increased to $400,000 and $385,000 respectively. Also, Ms. Murrah was named the President of Applied DNA Sciences, Inc. and Mr. Shorrock was named the President of LineaRx, Inc, effective on December 13, 2024. Concurrently on December 13, 2024 Dr. Hayward stepped down as the President of the Company. Dr. Hayward remains as the CEO and Chairman of the Board. Effective December 7, 2024 Ms. Jantzen’s base salary was increased to $385,000. On January 24, 2025 Dr. Hayward voluntarily reduced his salary by 11% to an annual base salary of $400,000, effective as of January 18, 2025 through December 31, 2025.
Bonuses
As of the date hereof, the Compensation Committee and the Board of Directors have determined that no cash incentive bonuses will be granted to Dr. Hayward, Ms. Jantzen, Mr. Shorrock or Ms. Murrah in respect of fiscal 2024 performance.

Long-Term Stock-Based Compensation
Our long-term compensation program has historically consisted solely of stock options. Stock option grants made to executive officers are designed to provide them with an incentive to execute their responsibilities in such a way as to generate long-term benefit to us and our stockholders.
We believe that, by only rewarding the creation of stockholder value, stock options provide our executive officers with an effective risk and reward profile.
There was no stock-based compensation granted to Dr. Hayward, Ms. Jantzen, Ms. Murrah, or Mr. Shorrock during the fiscal year ended September 30, 2024.
Benefits
We provide the following benefits to our named executive officers on the same basis as the benefits provided to all employees:
•
health and dental insurance;

•
life insurance;

•
short-and long-term disability; and

•
401(k) Plan (currently there is no employer match)

We believe these benefits are generally consistent with those offered by other companies and specifically with those companies with which we compete for employees.
Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee is or has been an officer or employee of our Company. None of our executive officers currently serves, or in the past year has served, as a member of the Compensation Committee or director (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of any entity that has one or more executive officers who currently serves, or will serve, on our Compensation Committee or our Board of Directors.
Summary Compensation Table
The following table sets forth the compensation of our named executive officers for the fiscal years ended September 30, 2024 and 2023.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Nonequity Incentive Plan Compensation ($)	All Other Compensation ($)(1)	Total ($)
James A. Hayward Chairman, President and CEO(2)	2024	369,623	—	—	—	—	18,000	387,623
	2023	450,000	—	—	—	—	18,000	468,000
Beth M. Jantzen CFO	2024	300,000	—	—	—	—	—	300,000
	2023	300,000	—	99,000	102,000	—	—	501,000
Judith Murrah CIO, COO(2)	2024	292,055	—	—	—	—	—	292,055
	2023	325,000	—	107,250	110,500	—	—	542,750
Clay Shorrock CLO, Executive Director of Business Development(2)	2024	300,000	—	—	—	—	—	300,000
	2023	300,000	—	99,000	102,000	—	—	501,000

(1)
Represents reimbursement payments to Dr. Hayward for costs associated with an automobile used by Dr. Hayward.

(2)
On December 13, 2024, Dr. Hayward stepped down as President of the Company and Judith Murrah was appointed President of the Company. Also on December 13, 2024, Clay Shorrock was named President of LRx.

Outstanding Equity Awards at Fiscal Year-End
The following table shows information concerning outstanding equity awards held by our named executive officers as of September 30, 2024, the last day of fiscal 2024.
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Yet Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Dr. James A. Hayward	19	—	232,800.00	10/17/2027	—	—
	4	—	114,400.00	12/21/2024	—	—
	1	—	119,600.00	12/21/2025	—	—
	4	—	82,000.00	12/20/2026	—	—
	16	—	140,400.00	7/10/2028	—	—
	6	—	47,600.00	08/29/2028	—	—
	7	—	8,360.00	06/02/2030	—	—
	13	—	7,540.00	10/18/2030	—	—
	80	—	5,440.00	1/5/2031	—	—
	219	—	5,580.00	10/31/2031	—	—
Beth M. Jantzen	1	—	114,400	12/21/2024	—	—
	1	—	138,000.00	2/14/2025	—	—
	1	—	119,600.00	12/21/2025	—	—
	1	—	82,000.00	12/20/2026	—	—
	3	—	47,600.00	08/29/2028	—	—
	7	—	8,360.00	06/02/2030	—	—
	13	—	7,540.00	10/18/2030	—	—
	45	—	5,580.00	10/31/2031	—	—
	25	76	1,080.00	3/23/2033	—	—
Judith Murrah	2	—	114,400.00	12/21/2024	—	—
	1	—	119,600.00	12/21/2025	—	—
	1	—	82,000.00	12/20/2026	—	—
	4	—	47,600.00	08/29/2028	—	—
	7	—	8,360.00	06/02/2030	—	—
	13	—	7,540.00	10/18/2030	—	—
	52	—	5,580.00	10/31/2031	—	—
	28	82	1,080.00	3/23/2033	—	—
Clay Shorrock	45	—	5,580.00	10/31/2031	—	—
	25	76	1,080.00	3/23/2033	—	—

(1)
All Option grants reflected in this column are fully vested and exercisable.

(2)
Each of the Option grants made in fiscal 2023 vests in equal 25% installments on each of the first four anniversaries of the date of grant (i.e., March 23rd of each of 2024, 2025, 2026 and 2027), subject to the relevant named executive officer’s continued employment with the Company through each applicable vesting date.

Employment Agreement with Dr. James A. Hayward
The following is a discussion of our employment agreement with Dr. Hayward as of April 3, 2025 and, where indicated, compensation actions prior to such date.
The Chairman and Chief Executive Officer is the only named executive officer with an employment agreement. Effective as of January 1, 2024, Dr. Hayward voluntarily reduced his salary to $250,000 in response to the then current cash position of the Company. This voluntary reduction was effective until May 25, 2024.
The initial term of Dr. Hayward’s employment agreement was from July 1, 2016 to July 1, 2017, and the term of the employment agreement renews automatically on an annual basis thereafter, unless either party provides the other with 90 days’ advance written notice of non-renewal. The employment agreement provides for an annual base salary, which is described above in the section entitled “Base Salary,” and the Board of Directors, acting in its discretion, may also grant annual bonuses and annual equity awards to Dr. Hayward, provided that Dr. Hayward may not be treated less favorably with respect to annual bonuses or annual equity awards than other executives of the Company. Dr. Hayward will be eligible to participate in retirement, welfare and incentive plans available to the Company’s other employees. The employment agreement also provides for the following limited perquisites: an automobile allowance of up to $1,500 per month, a gas allowance, the use of an outside driver for up to 20 hours per week, a gym membership and an airline club membership.
The employment agreement with Dr. Hayward also provides that if he is terminated by the Company without “cause” (as defined in the employment agreement and summarized below) or if Dr. Hayward terminates his employment for “good reason” (as defined in the employment agreement and summarized below), then, in addition to payment or provision of any earned and unpaid base salary, bonus and benefits, and subject to his delivery of an executed general release and continuing compliance with restrictive covenants, Dr. Hayward will be entitled to receive: (i) a pro rata portion (based on the number of days elapsed from the beginning of the Company’s fiscal year to the date of his termination of employment) of the greater of (A) the annual bonus he would have received if his employment had continued through the end of the fiscal year of termination and (B) the prior year’s annual bonus; (ii) installment payments for two years following termination in an aggregate amount equal to the greater of (A) 2.99 times Dr. Hayward’s base salary and (B) two times the sum of (I) Dr. Hayward’s base salary and (II) Dr. Hayward’s prior year’s annual bonus (or, if greater, Dr. Hayward’s target bonus (if any) for the fiscal year of termination); (iii) Company-paid COBRA continuation coverage for 18 months post-termination; (iv) continuing life insurance benefits (if any) for two years post-termination; and (v) extended exercisability of any outstanding vested stock options and stock appreciation rights (until three years from the termination date or, if earlier, until the expiration of the fixed stock option or stock appreciation right term).
If termination of Dr. Hayward’s employment is triggered by the Company without cause or by Dr. Hayward for good reason, in each case, within six months before or two years after a “change in control of the Company” (as defined in the employment agreement), then, the severance payments that would otherwise have been paid in installments will be paid in a lump sum. Further, unless assumed or continued by the acquiror, all of Dr. Hayward’s outstanding stock options and other equity incentive awards will become fully vested upon the occurrence of a change in control of the Company (whether or not his employment is terminated in connection with such change in control). The exercisability period of outstanding stock options and stock appreciation rights would be extended until three years following the change in control (or, if later, until three years following a qualifying termination after a change in control), or, if earlier, until the earlier expiration of the fixed stock option or stock appreciation right term. In addition, the employment agreement provides that if the payments and benefits due to Dr. Hayward in connection with a change in control would be subject to an excise tax under Section 280G of the Code, they will be reduced to the maximum amount that would not trigger the excise tax, unless Dr. Hayward would be better off (on an after- tax basis) receiving all of the payments and benefits and paying all necessary applicable taxes. Additionally, if, following a change in control, the Company fails to comply with any of its obligations under the employment agreement or the Company takes any action to declare the employment agreement void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from Dr. Hayward (or his beneficiary) the payments and benefits intended to be provided, then Dr. Hayward (or his beneficiary, as the case may be) shall be entitled to select and retain counsel at the expense of the Company to represent him (or his beneficiary) in connection with the good faith initiation or defense of any litigation or other legal action, whether by or against the Company or any director, officer, stockholder or other person affiliated with the Company or any successor thereto in any jurisdiction.
Upon a termination of his employment due to death or “disability” (as defined in the employment agreement), Dr. Hayward will generally be entitled to receive the same payments and benefits he would have received if his employment had been terminated by the Company without cause, other than the installment payments and the continuing life insurance benefits, and additionally, the extended exercisability provisions would apply to any outstanding stock options only.
For purposes of the employment agreement, “cause” means Dr. Hayward: (i) is convicted of or pleads nolo contendere to a felony, (ii) commits fraud or a material act or omission involving dishonesty affecting the assets, business or reputation of the Company or any of its subsidiaries or affiliates, (iii) willfully fails or refuses to carry out the material responsibilities of his employment, as reasonably determined by the Board of Directors, (iv) engages in gross negligence, willful misconduct or a pattern of behavior that has had or is reasonably likely to have a significant adverse effect on the Company or his ability to perform the duties and responsibilities of his employment, or (v) willfully engages in any act or omission that is in material violation of Company policy, including, without limitation, Company policy on business ethics and conduct, and Company policy on the use of inside information and insider trading; provided, however, that, if the conduct giving rise to termination for Cause is curable without material harm to the business or assets of the Company, Dr. Hayward will be afforded an opportunity to effect such a cure within 30 days after notice of termination and thereby avoid a termination for Cause based upon such conduct.
For purposes of the employment agreement, “good reason” is defined as any of the following: (i) a material adverse change by the Company of Dr. Hayward’s status or position as the Chief Executive Officer, including, without limitation, a material diminution of his position, duties, responsibilities or authority or the assignment to him of duties or responsibilities that are materially inconsistent with his status or position; (ii) a non-voluntary reduction by the Company of his annual base salary or failure to pay same; (iii) a breach by the Company of any of its material obligations under the employment agreement; (iv) relocation of Dr. Hayward without his consent beyond a 75-mile radius of his then principal place of employment in violation of the employment agreement; or (v) in connection with a change in control, the failure or refusal by the successor or acquiring company to expressly assume the obligations of the Company under the employment agreement. As a condition to terminating his employment for Good Reason, Dr. Hayward must, within 60 days after the occurrence of the event or condition giving rise to such termination, provide written notice to the Company (or the successor or acquiring company) of his desire to terminate for Good Reason, specifying the nature of the act or omission that he deems to constitute Good Reason. The Company shall have 30 days after receipt of such notice to review and, if required, correct the situation (and thus prevent his termination for Good Reason).
Dr. Hayward is subject to standard restrictive covenants, including a two-year post-employment non- compete and a two-year post-employment non-solicit of employees or customers. In his capacity as a Chief Executive Officer, Dr. Hayward’s position at the Company is a policy-making position in which he has the authority to make policy decisions that control significant aspects of the Company.
Director Compensation: Fiscal 2024
Due to the financial state of the Company, the Board waived their compensation for fiscal 2024.
None of the members of our Board of Directors received any other compensation in respect of fiscal 2024.

Name	Option Awards ($)	Total ($)
Sanford R. Simon	—	—
Yacov A. Shamash	—	—
Joseph D. Ceccoli	—	—
Robert C. Catell	—	—
Elizabeth M. Schmalz Shaheen	—	—
Policies and Practices for Granting Certain Equity Awards
The Company did not grant equity awards to any executive officer or Board member during fiscal year 2024 due to the small number of shares available under the Current Plan. The Compensation Committee and the Board have a historical practice of not granting equity awards to executive officers during closed quarterly trading windows as determined under the Company’s Insider Trading Policy. Annual grants of equity awards, which historically have included stock options, are typically made to the Corporation’s executive officers, including named executive officers, during the open-trading-window period of the fiscal quarter in which they are awarded. Consequently, the Company has not granted, and does not expect to grant, any equity awards to any named executive officers during the period commencing four business days prior to and ending one business day following the filing with the SEC of any Company report on Forms 10-K, 10-Q or 8-K that discloses material non-public information about the Company. The Compensation Committee and the Board do not take material non-public information into account when determining the timing of equity awards, and the Company has not timed the disclosure of material non-public information in order to affect the value of executive compensation.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company.
	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based On(6):	Net (Loss) (thousands)(6)	Revenues (thousands)(7)
Year					Total Shareholder Return(5)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
2024	$387,623	$387,623	$297,352	$297,352	$107.08	$(7,088)	$3,431
2023	$468,000	$468,000	$514,917	$308,333	$107.08	$(10,023)	$13,367

(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for the principal executive officer (“PEO”), Dr. Hayward (our Chairman, Chief Executive Officer and President), for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation — Executive Compensation Tables — Summary Compensation Table.”

(2)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Dr. Hayward, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Dr. Hayward during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Dr. Hayward’s total compensation for each year to determine the compensation actually paid which is reported above:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Compensation Actually Paid to PEO
2024	$387,623	$—	$—	$387,623
2023	$468,000	$—	$—	$468,000

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)
There was no equity award adjustment for each of the applicable years shown above, as all equity awards granted were fully vested on the date of grant.

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s named executive officers as a group (excluding Dr. Hayward, who has served as our Chairman, Chief Executive Officer and President) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the named executive officers (excluding Dr. Hayward) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2024 and 2023, Beth M. Jantzen, Clay Shorrock and Judith Murrah.

(4)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the named executive officers as a group (excluding Dr. Hayward), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the named executive officers as a group (excluding Dr. Hayward) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the named executive officers as a group (excluding Dr. Hayward) for each year to determine the compensation actually paid, using the same methodology described above in Note 3:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments(a)	Average Compensation Actually Paid to Non-PEO NEOs
2024	$297,352	$—	$—	$297,352
2023	$514,917	$206,583	$—	$308,333

(a)
There was no equity award adjustment for each of the applicable years shown above, as all equity awards granted were fully vested on the date of grant.

(5)
Cumulative total shareholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. No dividends were paid on stock awards or Options in either of fiscal 2024 or 2023.

(6)
The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

(7)
The dollar amounts reported represent the amount of consolidated revenues reflected in the Company’s audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay versus Performance Table
The Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.
Compensation Actually Paid and Cumulative TSR
The following graph addresses the amount of compensation actually paid to Dr. Hayward and the average amount of compensation actually paid to the Company’s named executive officers as a group (excluding Dr. Hayward) with the Company’s cumulative TSR over the two years presented in the table. The Company does not use cumulative TSR as a performance measure in the overall executive compensation program.
Compensation Actually Paid and Net Loss
The following table addresses the amount of compensation actually paid to Dr. Hayward and the average amount of compensation actually paid to the Company’s named executive officers as a group (excluding Dr. Hayward) with the Company’s net loss over the two years presented in the table. The Company does not use net loss as a performance measure in the overall executive compensation program, particularly when determining the size of incentive equity awards.

Compensation Actually Paid and Revenues
As demonstrated by the following graph, the amount of compensation actually paid to Dr. Hayward and the average amount of compensation actually paid to the Company’s named executive officers as a group (excluding Dr. Hayward) is aligned with the Company’s revenues over the two years presented in the table. The Company utilizes revenues when setting goals for the certain performance-based bonuses and incentive equity compensation grants that are awarded to the named executive officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth certain information regarding the shares of our Common Stock beneficially owned as of the Record Date, by (i) each person, or group of affiliated persons, who is known to us to beneficially own 5% or more of the outstanding Common Stock, (ii) each of our named executive officers and current executive officers, (iii) each of our directors and (iv) all of our current executive officers and directors as a group.
We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Exchange Act.
We have based our calculation of the percentage of beneficial ownership on 6,497,790 shares of our Common Stock outstanding on the Record Date. We have deemed shares of Common Stock subject to stock options that are currently exercisable or exercisable within 60 days of the Record Date to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated below, the address of each beneficial owner listed in the table below is c/o 50 Health Sciences Drive, Stony Brook, New York 11790. The information in the table below is based solely on a review of Schedules 13D and 13G as well as the Company’s knowledge of holdings with respect to its employees and directors.
	Title of Class	Number of Shares Owned(1)	Percentage of Class(2)
Executive Officers and Directors:
James A. Hayward	Common Stock	504(3)	*
Yacov A. Shamash	Common Stock	180(4)	*
Joseph D. Ceccoli	Common Stock	172(5)	*
Sanford R. Simon	Common Stock	167(6)	*
Robert B. Catell	Common Stock	169(7)	*
Elizabeth Schmalz Shaheen	Common Stock	168(8)	*
Beth M. Jantzen	Common Stock	163(9)	*
Judith Murrah	Common Stock	182(10)	*
Clay Shorrock	Common Stock	151(11)	*
All directors and officers as a group (9 persons)	Common Stock	1,856(12)	*
5% Stockholders:
Altium Growth Fund, LP	Common Stock	420,972(13)	6.17%
Anson Master Funds	Common Stock	399,115(14)	5.84%
Michael Bigger	Common Stock	394,466(15)	5.79%
L1 Capital Global Opportunities Master Fund	Common Stock	371,103(16)	5.45%
Sabby Volatility Warrant Master Fund, Ltd.	Common Stock	104,484(17)	1.61%
S.H.N. Financial Investments Ltd	Common Stock	379,103(18)	5.57%

*
indicates less than one percent

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to the shares shown. Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options, warrants or convertible securities (in any case, the “Currently Exercisable Options”).
(2)
Based upon 6,497,790 shares of Common Stock outstanding as of the Record Date. Each beneficial owner’s percentage ownership is determined by assuming that the Currently Exercisable Options that are beneficially held by such person (but not those held by any other person) have been exercised and converted.

(3)
Includes 370 shares underlying currently exercisable options.

(4)
Includes 178 shares underlying currently exercisable options.

(5)
Includes 171 shares underlying currently exercisable options.

(6)
Includes 167 shares underlying currently exercisable options.

(7)
Includes 167 shares underlying currently exercisable options.

(8)
Includes 167 shares underlying currently exercisable options.

(9)
Includes 122 shares underlying currently exercisable options. Excludes 50 shares underlying options that were granted on March 23, 2023 and vest 25% per year commencing on the first anniversary of grant date.

(10)
Includes 135 shares underlying currently exercisable options. Excludes 54 shares underlying options that were granted on March 23, 2023 and vest 25% per year commencing on the first anniversary of grant date.

(11)
Includes 95 shares underlying currently exercisable options. Excludes 50 shares underlying options that were granted on March 23, 2023 and vest 25% per year commencing on the first anniversary of grant date.

(12)
Includes 1,572 shares underlying currently exercisable options.

(13)
The securities are directly held as of November 6, 2024, by Altium Growth Fund, LP (“Altium”), and may be deemed to be beneficially owned by Jacob Gottlieb, who exercises investment and voting control over the securities. The address of Altium is c/o Altium Capital Management, LP, 152 West 57th Street, 20th Floor, New York, NY 10019. Consists of (i) 97,548 shares of Common Stock, (ii) warrants to purchase up to 316,936 shares of Common Stock and (iii) Pre-Funded Warrants to purchase up to 6,488 shares of Common Stock. Certain of the warrants held by Altium are subject to a beneficial ownership limitation of 4.99% or 9.99%, as applicable, which such limitation restricts Altium from exercising that portion of the warrants that would result in Altium and its affiliates owning, after exercise, a number of shares of common stock in excess of the beneficial ownership limitation. The beneficial ownership of Altium reported in this table does not reflect this limitation. Excludes (i) Series C Warrants to purchase up to 75,000 shares of Common Stock and (ii) Series D Warrants to purchase up to 378,549 shares of Common Stock, whose exercise are subject to Warrant Stockholder Approval.

(14)
The securities are directly held as of November 6, 2024, by (i) Anson East Master Fund LP (“Anson East”) and (ii) Anson Investments Master Fund LP (“Anson Investments”, and, collectively with Anson East, the “Anson Master Funds”). Anson Advisors Inc and Anson Funds Management LP, the Co-Investment Advisers of the Anson Master Funds, hold voting and dispositive power over the shares of Common Stock held by the Anson Master Funds. Tony Moore is the managing member of Anson Management GP LLC, which is the general partner of Anson Funds Management LP. Moez Kassam and Amin Nathoo are directors of Anson Advisors Inc. Mr. Moore, Mr. Kassam and Mr. Nathoo each disclaim beneficial ownership of these shares of Common Stock except to the extent of their pecuniary interest therein. The principal business address of the Anson Master Funds is Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands. Consists of (i) 68,512 shares of Common Stock, (ii) warrants to purchase up to 324,115 shares of Common Stock and (iii) Pre-Funded Warrants to purchase up to 6,488 shares of Common Stock. Certain of the warrants held by the Anson Master Funds are subject to a beneficial ownership limitation of 4.99% or 9.99%, as applicable, which such limitation restrict the Anson Master Funds from exercising that portion of the warrants that would result in the Anson Master Funds and their affiliates owning, after exercise, a number of shares of common stock in excess of the beneficial ownership limitation. The beneficial ownership of the Anson Master Funds reported in this table do not reflect this limitation. Excludes (i) Series C Warrants to purchase up to 75,000 shares of Common Stock and (ii) Series D Warrants to purchase up to 378,549 shares of Common Stock, whose exercise are subject to Warrant Stockholder Approval.
(15)
The securities are directly held as of November 6, 2024, by (i) Bigger Capital Fund, LP (“Bigger”) and (ii) District 2 Capital Fund LP (“District 2”), and may be deemed to be beneficially owned by Michael Bigger, who exercises investment and voting control over the securities. The address of Bigger is 11700 W. Charleston Blvd. 170-659, Las Vegas, NV 89135, and the address of District 2 is 14 Wall Street, Huntington, NY 11743. Consists of (i) 75,000 shares of Common Stock and (ii) warrants to purchase up to 319,466 shares of Common Stock. Certain of the warrants held by Bigger and District 2 are subject to a beneficial ownership limitation of 4.99% or 9.99%, as applicable, which such limitation restrict Bigger and District 2 from exercising that portion of the warrants that would result in Bigger and District 2 and their affiliates owning, after exercise, a number of shares of common stock in excess of the beneficial ownership limitation. The beneficial ownership of Bigger and District 2 reported in this table do not reflect this limitation. Excludes (i) Series C Warrants to purchase up to 75,000 shares of Common Stock and (ii) Series D Warrants to purchase up to 378,549 shares of Common Stock, whose exercise are subject to Warrant Stockholder Approval.

(16)
The securities are directly held as of November 6, 2024, by L1 Capital Global Opportunities Master Fund (“L1”), and may be deemed to be beneficially owned by David Feldman and Joel Arber. The address of L1 is 161A Shedden Road, 1 Artillery Court, PO Box 10085, Grand Cayman KY1-1001, Cayman Islands. Consists of (i) 62,500 shares of Common Stock and (ii) warrants to purchase up to 308,603 shares of Common Stock. Certain of the warrants held by L1 are subject to a beneficial ownership limitation of 4.99% or 9.99%, as applicable, which such limitation restrict L1 from exercising that portion of the warrants that would result in L1 and its affiliates owning, after exercise, a number of shares of common stock in excess of the beneficial ownership limitation. The beneficial ownership of L1 reported in this table does not reflect this limitation. Excludes (i) Series C Warrants to purchase up to 62,500 shares of Common Stock and (ii) Series D Warrants to purchase up to 315,457 shares of Common Stock, whose exercise are subject to Warrant Stockholder Approval.

(17)
The securities are directly held as of December 31, 2024, by Sabby Volatility Warrant Master Fund, Ltd. (“Sabby”). Sabby Management, LLC is the investment manager of Sabby and shares voting and investment power with respect to these shares in this capacity. As manager of Sabby Management, LLC, Hal Mintz also shares voting and investment power on behalf of Sabby. Each of Sabby Management, LLC and Hal Mintz disclaims beneficial ownership over the securities listed except to the extent of their pecuniary interest therein. The address of Sabby is Captiva (Cayman) Ltd., Governors Square, Bld. 4, 2nd Floor, 23 Lime Tree Bay Avenue, P.O. Box 32315, Grand Cayman KY1-1209, Cayman Islands. Consists of (i) 104,484 shares of Common Stock . Certain of the warrants held by Sabby are subject to a beneficial ownership limitation of 4.99% or 9.99%, as applicable, which such limitation restricts Sabby from exercising that portion of the warrants that would result in Sabby and its affiliates owning, after exercise, a number of shares of common stock in excess of the beneficial ownership limitation. The beneficial ownership of Sabby reported in this table does not reflect this limitation. Excludes (i) Series C Warrants to purchase up to 75,000 shares of Common Stock and (ii) Series D Warrants to purchase up to 378,549 shares of Common Stock, whose exercise are subject to Warrant Stockholder Approval.

(18)
The securities are directly held as of November 6, 2024, by S.H.N. Financial Investments Ltd. (“SHN”), and may be deemed to be beneficially owned by Nir Shamir and Hadar Shamir. The address of SHN is Arik Einstein 3, Herzliya, Israel. Consists of (i) 75,500 shares of Common Stock and (ii) warrants to purchase up to 303,603 shares of Common Stock. Certain of the warrants held by SHN are subject to a beneficial ownership limitation of 4.99% or 9.99%, as applicable, which such limitation restricts SHN from exercising that portion of the warrants that would result in SHN and its affiliates owning, after exercise, a number of shares of common stock in excess of the beneficial ownership limitation. The beneficial ownership of SHN reported in this table does not reflect this limitation. Excludes (i) Series C Warrants to purchase up to 43,750 shares of Common Stock and (ii) Series D Warrants to purchase up to 220,820 shares of Common Stock, whose exercise are subject to Warrant Stockholder Approval.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company, as well as some brokers (or other nominees), household the Company’s proxy materials, which means that we or they deliver a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker (or other nominee) or from or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement in the future, or if you are receiving multiple copies of the proxy statement and wish for only one copy to be delivered to your household in the future, please notify (i) your broker (or other nominee) if your shares are held in a brokerage or similar account or (ii) the Company if you hold registered shares in your own name. We will promptly deliver a separate proxy statement to record stockholders upon written or oral request. You can notify us of your instructions by telephone at 631-240-8800 or by sending a written request to:
Corporate Secretary
Applied DNA Sciences, Inc.
50 Health Sciences Drive
Stony Brook, New York 11790

OTHER BUSINESS
We do not know of any matters that are to be presented for action at the Annual Meeting other than those set forth above. If any other matters properly come before the Annual Meeting, the person named in the enclosed proxy card will vote the shares represented by proxies in accordance with their best judgment on such matters.

STOCKHOLDER PROPOSALS AND NOMINATIONS
In order for a stockholder proposal to be considered for inclusion in the proxy statement for the 2026 annual meeting of stockholders, the written proposal must have been received by the Corporate Secretary at the address below no earlier than January 22, 2026 and no later than February 21, 2026. In the event that the annual meeting of stockholders is called for a date that is not within 30 days before or after the first anniversary of the date of this year’s annual meeting, the proposal must be received no later than a reasonable time before the Company begins to print and mail its proxy materials. The proposal will also need to comply with the SEC’s regulations under Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company sponsored proxy materials. Proposals should have been addressed to:
Corporate Secretary
Applied DNA Sciences, Inc.
50 Health Sciences Drive
Stony Brook, New York 11790
For a stockholder proposal that is not intended to be included in the proxy statement for the 2026 annual meeting of stockholders, or if you want to nominate a person for election as a director, you must provide written notice to the Corporate Secretary at the address above. The Secretary must receive this notice not earlier than January 22, 2026 and no later than February 21, 2026. However, if our 2026 annual meeting of stockholders is held more than 30 days before or more than 60 days after May 22, 2026, then the Secretary must receive this notice not earlier than the close of business on the 120th day prior to the date of our 2025 annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which we make a public announcement of the date of the meeting. The notice of a proposed item of business must provide information as required in our bylaws which, in general, require that the notice include for each matter a brief description of the matter to be brought before the meeting; the reason for bringing the matter before the meeting; the text of the proposal or matter; your name, address, and number of shares you own beneficially or of record; and any material interest you have in the proposal.
Effective September 1, 2022, Rule 14a-19 under the Exchange Act requires the use of a universal proxy card in contested director elections. Under this “universal proxy rule,” a stockholder intending to engage in a director election contest with respect to an annual meeting of stockholders must give the Company notice of its intent to solicit proxies by providing the name(s) of the stockholder’s nominee(s) and certain other information at least 60 calendar days prior to the anniversary of the previous year’s annual meeting date, or March 23, 2026 (except that, if the Company did not hold an annual meeting during the previous year, or if the date of the meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by the Company).
The notice of a proposed director nomination must provide information and documentation as required in our bylaws which, in general, require that the notice of a director nomination include the information about the nominee that would be required to be disclosed in the solicitation of proxies for the election of a director under federal securities laws; the nominee’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected; a description of any transaction or arrangement during the last three years between the stockholder making the nomination and the nominee in which the nominee had a direct or indirect material interest; and a completed and signed questionnaire, together with a written representation and agreement that such nominee is not and will not become a party to certain voting commitments. A copy of the bylaw requirements will be provided upon request to the Corporate Secretary at the address above.

ANNUAL REPORT ON FORM 10-K AND OTHER INFORMATION
A copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2024, including financial statements and any financial statement schedules required to be filed in accordance with SEC rules, will be sent without charge to any stockholder of the Company requesting it in writing from: Applied DNA Sciences, Inc., 50 Health Sciences Drive, Stony Brook, New York 11790, Attention: Beth Jantzen. We also make available, free of charge on our website, all of our filings that are publicly filed on the SEC’s EDGAR website, including Forms 10-K, 10-Q and 8-K, at www.adnas.com.
By Order of the Board of Directors
/s/ James A. Hayward

James A. Hayward
Chairman and Chief Executive Officer
Stony Brook, New York
April 15, 2025

Appendix A
PROPOSED FORM OF
CERTIFICATE OF
AMENDMENT TO THE
CERTIFICATE OF INCORPORATION
OF
APPLIED DNA SCIENCES, INC.
Applied DNA Sciences, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY THAT:
FIRST:   Article IV of the Certificate of Incorporation, as amended (the “Certificate of Incorporation”), of the Corporation is hereby amended by adding the following paragraph at the end thereof:
“Upon the effectiveness (the “Reverse Split Effective Time”) pursuant to the General Corporation Law of the State of Delaware of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each [    ]1 shares of Common Stock, par value $0.001 per share, issued and outstanding (or held in treasury) immediately prior to the Reverse Split Effective Time, shall automatically be reclassified and combined into one (1) validly issued, fully paid, and non-assessable share of Common Stock, par value $0.001 per share, without any action by any holder thereof, subject to the treatment of fractional shares set forth below (the “Reverse Stock Split”). No fractional shares shall be issued as a result of the Reverse Stock Split. Any stockholder of record of Common Stock immediately prior to the Reverse Split Effective Time that would otherwise be entitled to fractional share as a result of the Reverse Stock Split shall be entitled, upon the Reverse Split Effective Time, to receive one whole share of Common Stock in lieu of such fractional share.
From and after the Reverse Split Effective Time, certificates that, immediately prior to the Reverse Split Effective Time, represented shares of Common Stock shall thereafter represent the number of shares of Common Stock into which such shares shall have been reclassified and combined as a result of the Reverse Stock Split, including the treatment of fractional shares set forth above.”
SECOND:   This Certificate of Amendment shall become effective on         , 2025, at 12:01 a.m.
THIRD:   That the foregoing amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Certificate of Incorporation to be signed by its [  ], on          , 2025.
APPLIED DNA SCIENCES, INC.
By:

Name:

1
This shall be a whole number between (and including) five (5) and fifty (50) to be determined by the Board of Directors pursuant to authority granted by the stockholders, as described in the accompanying proxy statement (the “Reverse Stock Split Ratio”). The stockholders are approving all amendments with such Reverse Stock Split Ratio range and each Reverse Stock Split Ratio within such range shall, together with the remaining provisions of this Certificate of Amendment not appearing in brackets, constitute a separate amendment being approved and adopted by the Board of Directors and stockholders in accordance with Section 242 of the General Corporation Law of the State of Delaware. Any proposed amendments reflecting a Reverse Stock Split Ratio not selected by the Board of Directors shall be deemed abandoned in accordance with Section 242(c) of the General Corporation Law of the State of Delaware.

A-1

Appendix B
AMENDMENT TO THE
APPLIED DNA SCIENCES, INC.
2020 EQUITY INCENTIVE PLAN
The Applied DNA Sciences, Inc. 2020 Equity Incentive Plan (the “Plan”) is hereby amended, effective as of the date of adoption of this Amendment by the Board of Directors of Applied DNA Sciences, Inc. (the “Company”):
1. Section 3(a) of the Plan is amended in its entirety; provided that Section 3(a), as amended, is subject to approval by the Company’s stockholders in accordance with Section 11 of the Plan:
(a) Shares Subject to the Plan. Subject to adjustment as provided in Section 3(d) of the Plan, the maximum number of Shares that may be issued in respect of Awards under the Plan is 3,007,500 (the “Plan Limit”). Subject to adjustment as provided in Section 3(d) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan in respect of Incentive Stock Options is 3,007,500. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury shares. Any Shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of Shares available for delivery under the Plan. The maximum total grant date fair value of Awards (as measured by the Company for financial accounting purposes) granted to any Participant in his or her capacity as a Non-Employee Director in any single calendar year shall not exceed $250,000.
*       *       *
Except as amended hereby, the terms and conditions of the Plan shall otherwise continue in full force and effect.
APPLIED DNA SCIENCES, INC.
By:

Name: James A. Hayward
Title: Chairman and Chief Executive Officer

B-1

Appendix C
APPLIED DNA SCIENCES, INC.
2020 EQUITY INCENTIVE PLAN
Section 1.   Purpose; Definitions.   The purposes of the Applied DNA Sciences, Inc. 2020 Equity Incentive Plan (as amended from time to time, the “Plan”) are to: (a) enable Applied DNA Sciences, Inc. (the “Company”) and its affiliated companies to recruit and retain highly qualified employees, directors and consultants; (b) provide those employees, directors and consultants with an incentive for productivity; and (c) provide those employees, directors and consultants with an opportunity to share in the growth and value of the Company.
For purposes of the Plan, the following terms will have the meanings defined below, unless the context clearly requires a different meaning:
(a) “Affiliate” means, with respect to a Person, a Person that directly or indirectly controls, is controlled by, or is under common control with such Person.
(b) “Applicable Law” means the legal requirements relating to the administration of and issuance of securities under stock incentive plans, including, without limitation, the requirements of state corporations law, federal, state and foreign securities law, federal, state and foreign tax law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted.
(c) “Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Cash or Other Stock Based Awards made under this Plan.
(d) “Award Agreement” means, with respect to any particular Award, the written document that sets forth the terms of that particular Award.
(e) “Board” means the Board of Directors of the Company, as constituted from time to time.
(f) “Cash or Other Stock Based Award” means an award that is granted under Section 10.
(g) “Cause” means (i) Participant’s refusal to comply with any lawful directive or policy of the Company which refusal is not cured by the Participant within ten (10) days of such written notice from the Company; (ii) the Company’s determination that Participant has committed any act of dishonesty, embezzlement, unauthorized use or disclosure of confidential information or other intellectual property or trade secrets, common law fraud or other fraud against the Company or any Subsidiary or Affiliate; (iii) a material breach by the Participant of any written agreement with or any fiduciary duty owed to any Company or any Subsidiary or Affiliate; (iv) Participant’s conviction (or the entry of a plea of a nolo contendere or equivalent plea) of a felony or any misdemeanor involving material dishonesty or moral turpitude; or (v) Participant’s habitual or repeated misuse of, or habitual or repeated performance of Participant’s duties under the influence of, alcohol, illegally obtained prescription controlled substances or non-prescription controlled substances. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in such other agreement.
(h) “Change in Control” shall mean the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total power to vote for the election of directors of the Company; (ii) during any twelve month period, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Section 1(h)(i), Section 1(h)(iii), Section 1(h)(iv) or Section 1(h)(v) hereof) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period of whose election or nomination for election was previously approved, cease for any reason to constitute a majority thereof; (iii) the merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); (iv) the sale or other disposition of all or substantially all of the assets of the Company; (v) a liquidation or dissolution of the Company; or (vi) such other event deemed to constitute a “Change in Control” by the Board.
Notwithstanding anything in the Plan or an Award Agreement to the contrary, to the extent necessary to comply with Section 409A of the Code, no event that, but for the application of this paragraph, would be a Change in Control as defined in the Plan or the Award Agreement, as applicable, shall be a Change in Control unless such event is also a “change in control event” as defined in Section 409A of the Code.
(i) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.
(j) “Committee” means the committee designated by the Board to administer the Plan under Section 2. To the extent required under Applicable Law, the Committee shall have at least two members and each member of the Committee shall be a Non-Employee Director.
(k) “Director” means a member of the Board.
(l) “Disability” means a condition rendering a Participant Disabled.
(m) “Disabled” will have the same meaning as set forth in Section 22(e)(3) of the Code.
(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(o) “Fair Market Value” means, as of any date, the value of a Share determined as follows: (i) if the Shares are listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq Capital Market, the Fair Market Value of a Share will be the closing sales price for such stock as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Shares) at the close of regular hours trading on the day of determination; (ii) if the Shares are regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for Shares at the close of regular hours trading on the day of determination; or (iii) if Shares are not traded as set forth above, the Fair Market Value will be determined in good faith by the Committee taking into consideration such factors as the Committee considers appropriate, such determination by the Committee to be final, conclusive and binding. Notwithstanding the foregoing, in connection with a Change in Control, Fair Market Value shall be determined in good faith by the Committee, such determination by the Committee to be final conclusive and binding.
(p) “Incentive Stock Option” means any Option intended to be an “Incentive Stock Option” within the meaning of Section 422 of the Code.
(q) “Non-Employee Director” will have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.
(r) “Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option.
(s) “Option” means any option to purchase Shares (including an option to purchase Restricted Stock, if the Committee so determines) granted pursuant to Section 5 hereof.
(t) “Parent” means, in respect of the Company, a “parent corporation” as defined in Section 424(e) of the Code.

(u) “Participant” means an employee, consultant, Director, or other service provider of or to the Company or any of its respective Affiliates to whom an Award is granted.
(v) “Person” means an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.
(w) “Restricted Stock” means Shares that are subject to restrictions pursuant to Section 8 hereof.
(x) “Restricted Stock Unit” means a right granted under and subject to restrictions pursuant to Section 9 hereof.
(y) “Shares” means shares of the Company’s common stock, par value $0.001, subject to substitution or adjustment as provided in Section 3(d) hereof.
(z) “Stock Appreciation Right” means a right granted under and subject to Section 6 hereof.
(aa) “Subsidiary” means, in respect of the Company, a subsidiary company as defined in Sections 424(f) and (g) of the Code.
Section 2.   Administration.   The Plan shall be administered by the Committee; provided that, notwithstanding anything to the contrary herein, in its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Applicable Law are required to be determined in the sole discretion of the Committee. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, Affiliates, their respective employees, the Participants, persons claiming rights from or through Participants and stockholders of the Company. The Committee will have full authority to grant Awards under this Plan and determine the terms of such Awards. Such authority will include the right to:
(a) select the individuals to whom Awards are granted (consistent with the eligibility conditions set forth in Section 4);
(b) determine the type of Award to be granted;
(c) determine the number of Shares, if any, to be covered by each Award;
(d) establish the other terms and conditions of each Award;
(e) approve forms of agreements (including Award Agreements) for use under the Plan; and
(f) modify or amend each Award, subject to the Participant’s consent if such modification or amendment would materially impair such Participant’s rights.
The Committee will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement); and to otherwise take any action that may be necessary or desirable to facilitate the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it deems necessary to carry out the intent of the Plan.
To the extent permitted by Applicable Law, the Committee may delegate to one or more officers of the Company the authority to grant Awards to Participants who are not subject to the requirements of Section 16 of the Exchange Act and the rules and regulations thereunder. Any such delegation shall be subject to the applicable corporate laws of the State of Delaware. The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice.
No Director will be liable for any good faith determination, act or omission in connection with the Plan or any Award.
Section 3.   Shares Subject to the Plan.
(a) Shares Subject to the Plan. Subject to adjustment as provided in Section 3(d) of the Plan, the maximum number of Shares that may be issued in respect of Awards under the Plan is 7,500 (the

“Plan Limit”). Subject to adjustment as provided in Section 3(d) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan in respect of Incentive Stock Options is 7,500. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury shares. Any Shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of Shares available for delivery under the Plan. The maximum total grant date fair value of Awards (as measured by the Company for financial accounting purposes) granted to any Participant in his or her capacity as a Non-Employee Director in any single calendar year shall not exceed $250,000.
(b) Effect of the Expiration or Termination of Awards. If and to the extent that an Option or a Stock Appreciation Right expires, terminates or is canceled or forfeited for any reason without having been exercised in full, the Shares associated with that Award will again become available for grant under the Plan. Similarly, if and to the extent an Award of Restricted Stock or Restricted Stock Units is canceled or forfeited for any reason, the Shares subject to that Award will again become available for grant under the Plan. In addition, if any award granted under the Applied DNA Sciences, Inc. 2005 Incentive Stock Plan (as amended) expires, terminates, is canceled or is forfeited for any reason after the Effective Date, the Shares subject to that award will be added to the Plan Limit and become available for issuance hereunder.
(c) Shares Withheld in Satisfaction of Taxes or Exercise Price. Shares withheld in settlement of a tax withholding obligation associated with an Award, or in satisfaction of the exercise price payable upon exercise of an Option, will not again become available for grant under the Plan.
(d) Other Adjustment. In the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends) to stockholders of the Company, or other similar corporate event or transaction affecting the Shares, the Committee, to prevent dilution or enlargement of Participants’ rights under the Plan, shall, in such manner as it may deem equitable, substitute or adjust, in its sole discretion, the number and kind of shares that may be issued under the Plan or under any outstanding Awards, the number and kind of shares subject to outstanding Awards, the exercise price, grant price or purchase price applicable to outstanding Awards, and/or any other affected terms and conditions of this Plan or outstanding Awards.
(e) Change in Control. Notwithstanding anything to the contrary set forth in the Plan, upon or in anticipation of any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control:
(i) cause any or all outstanding Awards to become vested and immediately exercisable (as applicable), in whole or in part;
(ii) cause any outstanding Option or Stock Appreciation Right to become fully vested and immediately exercisable for a reasonable period in advance of the Change in Control and, to the extent not exercised prior to that Change in Control, cancel that Option or Stock Appreciation Right upon closing of the Change in Control;
(iii) cancel any unvested Award or unvested portion thereof, with or without consideration;
(iv) cancel any Award in exchange for a substitute award;
(v) redeem any Restricted Stock or Restricted Stock Unit for cash and/or other substitute consideration with value equal to the Fair Market Value of an unrestricted Share on the date of the Change in Control;
(vi) cancel any Option or Stock Appreciation Right in exchange for cash and/or other substitute consideration with a value equal to: (A) the number of Shares subject to that Option or Stock Appreciation Right, multiplied by (B) the difference, if any, between the Fair Market Value per Share on the date of the Change in Control and the exercise price of that Option or the base price of the Stock Appreciation Right; provided, that if the Fair Market Value per Share on the date of the Change in Control does not exceed the exercise price of any such Option or the base price of any such Stock

Appreciation Right, the Committee may cancel that Option or Stock Appreciation Right without any payment of consideration therefor; and/or
(vii) take such other action as the Committee shall determine to be reasonable under the circumstances.
In the discretion of the Committee, any cash or substitute consideration payable upon cancellation of an Award may be subjected to (i) vesting terms substantially identical to those that applied to the cancelled Award immediately prior to the Change in Control, or (ii) earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the Change in Control.
Notwithstanding any provision of this Section 3(e), in the case of any Award subject to Section 409A of the Code, the Committee shall only be permitted to take actions under this Section 3(e) to the extent that such actions would be consistent with the intended treatment of such Award under Section 409A of the Code.
(f) Foreign Holders. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have employees, directors and consultants, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, the Committee, in its sole discretion, shall have the power and authority to: (i) modify the terms and conditions of any Award granted to employees, directors and consultants outside the United States to comply with Applicable Law (including, without limitation, applicable foreign laws or listing requirements of any foreign securities exchange); (ii) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a); and (iii) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any foreign securities exchange.
Section 4.   Eligibility.   Employees, Directors, consultants, and other individuals who provide services to the Company or its Affiliates are eligible to be granted Awards under the Plan; provided, however, that only employees of the Company, any Parent or a Subsidiary are eligible to be granted Incentive Stock Options.
Section 5.   Options.   Options granted under the Plan may be of two types: (i) Incentive Stock Options or (ii) Non-Qualified Stock Options. The Award Agreement shall state whether such grant is an Incentive Stock Option or a Non-Qualified Stock Option.
The Award Agreement evidencing any Option will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:
(a) Option Price.   The exercise price per Share under an Option will be determined by the Committee and will not be less than 100% of the Fair Market Value of a Share on the date of the grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, will have an exercise price per Share of not less than 110% of Fair Market Value per Share on the date of the grant.
(b) Option Term.   The term of each Option will be fixed by the Committee, but no Option will be exercisable more than 10 years after the date the Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time such Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, may not have a term of more than 5 years. No Option may be exercised by any Person after expiration of the term of the Option.

(c) Exercisability.   Options will vest and be exercisable at such time or times and subject to such terms and conditions as determined by the Committee. Such terms and conditions may include the continued employment or service of the Participant, the attainment of specified individual or corporate performance goals, or such other factors as the Committee may determine in its sole discretion (the “Vesting Conditions”). The Committee may provide in the terms of an Award Agreement that the Participant may exercise the unvested portion of an Option in whole or in part in exchange for shares of Restricted Stock subject to the same vesting terms as the portion of the Option so exercised. Restricted Stock acquired upon the exercise of an unvested Option shall be subject to such additional terms and conditions as determined by the Committee.
(d) Method of Exercise.   Subject to the terms of the applicable Award Agreement, the exercisability provisions of Section 5(c) and the termination provisions of Section 7, Options may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the number of Shares to be purchased. Such notice will be accompanied by payment in full of the purchase price, either by certified or bank check, or such other means as the Committee may accept. The Committee may, in its sole discretion, permit payment of the exercise price of an Option in the form of previously acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised or by means of a “net settlement,” whereby the Option exercise price will not be due in cash and where the number of Shares issued upon such exercise will be equal to: (A) the product of (i) the number of Shares as to which the Option is then being exercised, and (ii) the excess, if any, of (a) the then current Fair Market Value per Share over (b) the Option exercise price, divided by (B) the then current Fair Market Value per Share.
No Shares will be issued upon exercise of an Option until full payment therefor has been made. A Participant will not have the right to distributions or dividends or any other rights of a stockholder with respect to Shares subject to the Option until the Participant has given written notice of exercise, has paid in full for such Shares, if requested, has given the representation described in Section 17(a) hereof and fulfills such other conditions as may be set forth in the applicable Award Agreement.
(e)   Incentive Stock Option Limitations. In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Company, its Parent or any Subsidiary will not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options will be taken into account in the order granted. To the extent any Option does not meet such limitation, that Option will be treated for all purposes as a Non-Qualified Stock Option.
(f)   Termination of Service. Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Options will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment or other service.
Section 6.   Stock Appreciation Right.   Subject to the other terms of the Plan, the Committee may grant Stock Appreciation Rights to eligible individuals. Each Stock Appreciation Right shall represent the right to receive, upon exercise, an amount equal to the number of Shares subject to the Award that is being exercised multiplied by the excess of (i) the Fair Market Value of a Share on the date the Award is exercised, over (ii) the base price specified in the applicable Award Agreement. Distributions may be made in cash, Shares, or a combination of both, at the discretion of the Committee. The Award Agreement evidencing each Stock Appreciation Right shall indicate the base price, the term and the Vesting Conditions for such Award. A Stock Appreciation Right base price may never be less than the Fair Market Value of the underlying common stock of the Company on the date of grant of such Stock Appreciation Right. The term of each Stock Appreciation Right will be fixed by the Committee, but no Stock Appreciation Right will be exercisable more than 10 years after the date the Stock Appreciation Right is granted. Subject to the terms and conditions of the applicable Award Agreement, Stock Appreciation Rights may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the portion of the Award to be exercised. Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Stock Appreciation Rights will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment or other service.

Section 7.   Termination of Service.   Unless otherwise specified with respect to a particular Option or Stock Appreciation Right in the applicable Award Agreement or otherwise determined by the Committee, any portion of an Option or Stock Appreciation Right that is not exercisable upon termination of service will expire immediately and automatically upon such termination and any portion of an Option or Stock Appreciation Right that is exercisable upon termination of service will expire on the date it ceases to be exercisable in accordance with this Section 7.
(a) Termination by Reason of Death.   If a Participant’s service with the Company or any Affiliate terminates by reason of death, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of his or her death or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the Participant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 12 months from the date of death, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.
(b) Termination by Reason of Disability.   If a Participant’s service with the Company or any Affiliate terminates by reason of Disability, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant or his or her personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 12 months from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.
(c) Cause.   If a Participant’s service with the Company or any Affiliate is terminated for Cause or if a Participant resigns at a time that there was a Cause basis for such Participant’s termination: (i) any Option or Stock Appreciation Right, or portion thereof, not already exercised will be immediately and automatically forfeited as of the date of such termination, and (ii) any Shares for which the Company has not yet delivered share certificates will be immediately and automatically forfeited and the Company will refund to the Participant the Option exercise price paid for such Shares, if any.
(d) Other Termination.   If a Participant’s service with the Company or any Affiliate terminates for any reason other than death, Disability or Cause, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 90 days from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.
Section 8.    Restricted Stock.
(a) Issuance.   Restricted Stock may be issued either alone or in conjunction with other Awards. The Committee will determine the time or times within which Restricted Stock may be subject to forfeiture, and all other conditions of such Awards. The purchase price for Restricted Stock may, but need not, be zero.
(b) Certificates.   Upon the Award of Restricted Stock, the Committee may direct that a certificate or certificates representing the number of Shares subject to such Award be issued to the Participant or placed in a restricted stock account (including an electronic account) with the transfer agent and in either case designating the Participant as the registered owner. The certificate(s), if any, representing such shares shall be physically or electronically legended, as applicable, as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period. If physical certificates are issued, they will be held in escrow by the Company or its designee during the Restriction Period. As a condition to any Award of Restricted Stock, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Shares covered by such Award.
(c) Restrictions and Conditions.   The Award Agreement evidencing the grant of any Restricted Stock will incorporate the following terms and conditions and such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:

(i) During a period commencing with the date of an Award of Restricted Stock and ending at such time or times as specified by the Committee (the “Restriction Period”), the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Stock awarded under the Plan. The Committee may condition the lapse of restrictions on Restricted Stock upon one or more Vesting Conditions.
(ii) While any Share of Restricted Stock remains subject to restriction, the Participant will have, with respect to the Restricted Stock, the right to vote the Shares. If any cash distributions or dividends are payable with respect to the Restricted Stock, the Committee, in its sole discretion, may require the cash distributions or dividends to be subjected to the same Restriction Period as is applicable to the Restricted Stock with respect to which such amounts are paid, or, if the Committee so determines, reinvested in additional Restricted Stock to the extent Shares are available under Section 3(a) of the Plan. A Participant shall not be entitled to interest with respect to any dividends or distributions subjected to the Restriction Period. Any distributions or dividends paid in the form of securities with respect to Restricted Stock will be subject to the same terms and conditions as the Restricted Stock with respect to which they were paid, including, without limitation, the same Restriction Period.
(iii) Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant’s service with the Company and its Affiliates terminates prior to the expiration of the applicable Restriction Period, the Participant’s Restricted Stock that then remains subject to forfeiture will then be forfeited automatically.
Section 9.   Restricted Stock Units.   Subject to the other terms of the Plan, the Committee may grant Restricted Stock Units to eligible individuals and may impose one or more Vesting Conditions on such units. Each Restricted Stock Unit will represent a right to receive from the Company, upon fulfillment of any applicable conditions, an amount equal to the Fair Market Value (at the time of the distribution) of one Share. Distributions may be made in cash, Shares, or a combination of both, at the discretion of the Committee. The Award Agreement evidencing a Restricted Stock Unit shall set forth the Vesting Conditions and time and form of payment with respect to such Award. The Participant shall not have any stockholder rights with respect to the Shares subject to a Restricted Stock Unit Award until that Award vests and the Shares are actually issued thereunder; provided, however, that an Award Agreement may provide for the inclusion of dividend equivalent payments or unit credits with respect to the Award in the discretion of the Committee. Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant’s service with the Company terminates prior to the Restricted Stock Unit Award vesting in full, any portion of the Participant’s Restricted Stock Units that then remain subject to forfeiture will then be forfeited automatically.
Section 10.   Cash or Other Stock Based Awards.   Subject to the other terms of the Plan, the Committee may grant Cash or Other Stock Based Awards (including Awards to receive unrestricted Shares or immediate cash payments) to eligible individuals. The Award Agreement evidencing a Cash or Other Stock Based Award shall set forth the terms and conditions of such Cash or Other Stock Based Award, including, as applicable, the term, any exercise or purchase price, performance goals, Vesting Conditions and other terms and conditions. Payment in respect of a Cash or Other Stock Based Award may be made in cash, Shares, or a combination of cash and Shares, as determined by the Committee.
Section 11.   Amendments and Termination.   Subject to any stockholder approval that may be required under Applicable Law, the Plan may be amended or terminated at any time or from time to time by the Board.
Section 12.   Prohibition on Repricing Programs.   Neither the Committee nor the Board shall (i) implement any cancellation/re-grant program pursuant to which outstanding Options or Stock Appreciation Rights under the Plan are cancelled and new Options or Stock Appreciation Rights are granted in replacement with a lower exercise or base price per share, (ii) cancel outstanding Options or Stock Appreciation Rights under the Plan with exercise prices or base prices per share in excess of the then current Fair Market Value per Share for consideration payable in equity securities of the Company or (iii) otherwise directly reduce the exercise price or base price in effect for outstanding Options or Stock Appreciation Rights under the Plan, without in each such instance obtaining stockholder approval.

Section 13.   Conditions Upon Grant of Awards and Issuance of Shares.
(a) The implementation of the Plan, the grant of any Award and the issuance of Shares in connection with the issuance, exercise or vesting of any Award made under the Plan shall be subject to the Company’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the Shares issuable pursuant to those Awards.
(b) No Shares or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Applicable Law.
Section 14.   Limits on Transferability; Beneficiaries.   No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company, any Subsidiary or Affiliate, or assigned or transferred by such Participant other than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an Incentive Stock Option) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.
Section 15.   Withholding of Taxes.
(a) Required Withholding. All Awards under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require that the Participant or other person receiving or exercising Awards pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Awards, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Awards.
(b) Election to Withhold Shares. If the Committee so permits, Shares subject to an Award may be withheld to satisfy tax withholding obligations arising with respect thereto based on the Fair Market Value of such Shares at the time of withholding, to the extent that such withholding would not result in liability classification of such Award (or any portion thereof) under applicable accounting rules.
Section 16.   Liability of Company.
(a) Inability to Obtain Authority.   If the Company cannot, by the exercise of commercially reasonable efforts, obtain authority from any regulatory body having jurisdiction for the sale of any hares under this Plan, and such authority is deemed by the Company’s counsel to be necessary to the lawful issuance of those Shares, the Company will be relieved of any liability for failing to issue or sell those Shares.
(b) Grants Exceeding Allotted Shares.   If Shares subject to an Award exceed, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, that Award will be contingent with respect to such excess Shares, on the effectiveness under Applicable Law of a sufficient increase in the number of Shares subject to this Plan.
(c) Rights of Participants and Beneficiaries.   The Company will pay all amounts payable under this Plan only to the applicable Participant, or beneficiaries entitled thereto pursuant to this Plan. The Company will not be liable for the debts, contracts, or engagements of any Participant or his or her beneficiaries, and rights to cash payments under this Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company.

Section 17.   General Provisions.
(a) The Board may require each Participant to represent to and agree with the Company in writing that the Participant is acquiring securities of the Company for investment purposes and without a view to distribution thereof and as to such other matters as the Board believes are appropriate.
(b) The Awards shall be subject to the Company’s stock ownership policies, as in effect from time to time.
(c) All certificates for Shares or other securities delivered under the Plan will be subject to such share-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities Act of 1933, as amended, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other Applicable Law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
(d) Nothing contained in the Plan will prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required.
(e) Neither the adoption of the Plan nor the execution of any document in connection with the Plan will: (i) confer upon any employee or other service provider of the Company or an Affiliate any right to continued employment or engagement with the Company or such Affiliate, or (ii) interfere in any way with the right of the Company or such Affiliate to terminate the employment or engagement of any of its employees or other service providers at any time.
(f) The Awards (whether vested or unvested) shall be subject to rescission, cancellation or recoupment, in whole or in part, under any current or future “clawback” or similar policy of the Company that is applicable to the Participant. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement.
Section 18.   Effective Date of Plan.   The Plan will become effective upon its approval by the holders of a majority of the voting power of the shares deemed present and entitled to vote at the meeting of stockholders of the Company (the “Effective Date”).
Section 19.   Term of Plan.   Unless the Plan shall theretofore have been terminated in accordance with Section 11, the Plan shall terminate on the 10-year anniversary of the Effective Date, and no Awards under the Plan shall thereafter be granted.
Section 20.   Invalid Provisions.   In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any Applicable Law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.
Section 21.   Governing Law.   The Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws and judicial decisions of the State of Delaware, without regard to the application of the principles of conflicts of laws.
Section 22.   Notices.   Any notice to be given to the Company pursuant to the provisions of this Plan must be given in writing and addressed, if to the Company, to its principal executive office to the attention of its Chief Financial Officer (or such other Person as the Company may designate in writing from time to time), and, if to a Participant, to the address contained in the Company’s personnel files, or at such other address as that Participant may hereafter designate in writing to the Company. Any such notice will be deemed duly given: if delivered personally or via recognized overnight delivery service, on the date and at the time so delivered; if sent via telecopier or email, on the date and at the time telecopied or emailed with confirmation of delivery; or, if mailed, five (5) days after the date of mailing by registered or certified mail.

AMENDMENT TO THE
APPLIED DNA SCIENCES, INC.
2020 EQUITY INCENTIVE PLAN
The Applied DNA Sciences, Inc. 2020 Equity Incentive Plan (the “Plan”) is hereby amended, effective as of the date of adoption of this Amendment by the Board of Directors of Applied DNA Sciences, Inc. (the “Company”):
1. Section 3(a) of the Plan is amended in its entirety; provided that Section 3(a), as amended, is subject to approval by the Company’s stockholders in accordance with Section 11 of the Plan:
(a) Shares Subject to the Plan.   Subject to adjustment as provided in Section 3(d) of the Plan, the maximum number of Shares that may be issued in respect of Awards under the Plan is 3,007,500 (the “Plan Limit”). Subject to adjustment as provided in Section 3(d) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan in respect of Incentive Stock Options is 3,007,500. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury shares. Any Shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of Shares available for delivery under the Plan. The maximum total grant date fair value of Awards (as measured by the Company for financial accounting purposes) granted to any Participant in his or her capacity as a Non-Employee Director in any single calendar year shall not exceed $250,000.
*       *       *
Except as amended hereby, the terms and conditions of the Plan shall otherwise continue in full force and effect.
APPLIED DNA SCIENCES, INC.
By:

Name: James A. Hayward
Title: Chairman, President and Chief Executive Officer